UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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MERCADOLIBRE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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2026 PROXY STATEMENT

and Notice of Annual Meeting of Stockholders

mercado
libre
PR-SDM

mercado libre

We transform the lives of millions

of people in Latin America
by democratizing commerce
and financial services.

mercado libre

LETTER

FROM OUR

EXECUTIVE CHAIRMAN
Dear Stockholder:
2025 was a year of remarkable milestones for MercadoLibre. We reached 28 consecutive quarters of revenue growth above 30% year-over-year—a record unmatched by any other public company in this same time period. This sustained growth reflects the vast opportunity in Latin America’s e-commerce and fintech markets, the strength of our integrated ecosystem, and, above all, our relentless focus on delivering the best possible experience for our users. In 2025, that focus led to another important milestone: record Net Promoter Scores across both our Commerce and Fintech businesses in Brazil, Mexico, Argentina and Chile, reflecting many years of disciplined investment in logistics, technology and financial services. These achievements reinforce our conviction to remain focused on the long term.
The year also marked a leadership transition. On January 1, 2026, Ariel Szarfsztejn assumed the role of Chief Executive Officer, while I transitioned to Executive Chairman. Ariel has been instrumental in many of the initiatives that have strengthened our ecosystem and elevated the experience we deliver to users. The board and I are fully confident that he is the right leader to build on what we have accomplished, and to guide MercadoLibre as it looks to capture the many opportunities ahead.
On behalf of the board of directors, I would like to express our appreciation for your continued interest in MercadoLibre. We look forward to your attendance at the 2026 Annual Meeting of Stockholders or receiving your proxy vote.
Sincerely yours,
Marcos Galperin
Executive Chairman

NOTICE

OF ANNUAL MEETING

OF STOCKHOLDERS
To be held on June 9, 2026
MEETING DETAILS

DATE & TIME	LOCATION	RECORD DATE
Tuesday, June 9, 2026 at 11:00 a.m, Eastern Time	www.virtualshareholdermeeting.com/MELI2026	April 14, 2026

ITEMS OF BUSINESS

Proposals		Board Recommendation	Page

	To elect the nominees for Class I directors recommended by our board of directors, to serve until the 2029 Annual Meeting of Stockholders, or until such time as their respective successors are elected and qualified;		9
1		FOR each director nominee

	To approve, on an advisory basis, the compensation of our named executive officers for fiscal year 2025;		62
2		FOR

	To ratify the appointment of Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026;		64
3		FOR

	To transact such other business as may properly come before the meeting.
4

Whether or not you plan to attend the meeting, please read our 2026 Proxy Statement for important information on each of the proposals, and our practices in the areas of corporate governance and executive compensation. Our 2025 Annual Report to Stockholders on Form 10-K for the year ended December 31, 2025 (“2025 Annual Report”) contains information about MercadoLibre, Inc. (the “Company” or “MercadoLibre”) and our financial performance. Voting on the Internet or by telephone is fast and convenient, and your vote is immediately confirmed and tabulated. Using the Internet or telephone saves us money by reducing postage and proxy tabulation costs. Please provide your voting instructions by the Internet, telephone, or by returning a proxy card or voting instruction card.
By order of the board of directors,
Jacobo Cohen Imach
Sr. Vice President, General Counsel and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING.
The notice of meeting and proxy statement for the 2026 annual meeting and our 2025 Annual Report are available electronically at www.proxyvote.com. On or about April 23, 2026, we first mailed to our stockholders (other than those who previously requested electronic or paper delivery of the proxy statement) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our 2025 Annual Report.

INTERNET AVAILABILITY OF PROXY MATERIALS
Under U.S. Securities and Exchange Commission (the “SEC”) rules, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. The Notice of Internet Availability mailed to our stockholders contains instructions on how to access our proxy materials, including our proxy statement and our 2025 Annual Report. The Notice of Internet Availability also instructs you on how to access your proxy card to vote through the Internet or by telephone.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
ATTENDING THE 2026 ANNUAL MEETING

LIVE WEBCAST	WEBCAST STARTS	REPLAY
www.virtualshareholdermeeting.com/MELI2026	at 11:00 a.m., June 9, 2026 Eastern Time	available until June 9, 2027

QUESTIONS:

For Questions Regarding:	You May Contact:

2026 Annual Meeting	MercadoLibre Investor Relations, by going to https://investor.mercadolibre.com/contact and submitting your question or request

Voting Stock Ownership
Computershare
Regular Mail: PO BOX 430006, Providence, RI, 02940-3000, USA
Courier Delivery (overnight): 150 Royall St., Canton, MA 02121
888 313 1478 (U.S. investors)
+1 (201) 680 6578 (Non-U.S. investors)
www.computershare.com/investor

As of the date of this proxy statement, our board does not know of any matters to be presented at the 2026 Annual Meeting other than those specifically set forth in the Notice of 2026 Annual Meeting of Stockholders and this proxy statement. If other proper matters, however, should come before the 2026 Annual Meeting or any adjournment thereof, the proxies named in the enclosed proxy card intend to vote the shares represented by them in accordance with their best judgment in respect of any such matters.

AN

ECOSYSTEM

FOR

CONSUMERS AND MERCHANTS
Our Company & Our Mission
Our e-commerce platform is the leader in the Latin America region based on gross merchandise volume (“GMV”), and our fintech platform is the leader in monthly active users (“MAUs”) amongst fintech companies in Argentina, Chile and Mexico, and the second largest in Brazil. MercadoLibre's e-commerce platform is present in 18 countries (Argentina, Brazil, Mexico, Chile, Colombia, Peru, Uruguay, Venezuela, Bolivia, Costa Rica, Dominican Republic, Ecuador, Guatemala, Honduras, Nicaragua, Panama, Paraguay and El Salvador) and our fintech platform, Mercado Pago, is present in eight countries (Argentina, Brazil, Mexico, Chile, Colombia, Peru, Uruguay and Ecuador). Our ecosystem provides consumers and merchants with a complete portfolio of services to enable buying and selling online, and the processing of payments online and offline, as well as offering a wide array of simple day-to-day financial services.
COMMERCE

3P MARKETPLACE
>90% of our GMV and over 60 billion dollars in products sold every year. Our commerce platform serves tens of millions of buyers and sellers across the region with a diverse range of categories and a seamless shopping experience.

1P RETAIL
MercadoLibre also operates a first party operation that offers products that are complementary to our marketplace assortment, representing <10% of our GMV. We focus on continuously improving the user experience and our value proposition to drive the development of online retail.

ADVERTISING
Full funnel tool to serve all types of brands and sellers. MercadoLibre has developed advertising solutions for the awareness, consideration and conversion stages of the funnel. With a platform that we believe is world class, sellers and brands can reach millions of qualified buyers at different stages of the shopping journey, supported by our proprietary data.

SHIPPING
Efficiency driven by proprietary technology. MercadoLibre’s logistics is one of our strongest competitive advantages. We believe we are able to deliver a world class experience to buyers, which means greater traffic, conversion and sales for sellers, and higher NPS and cost efficiency for MercadoLibre.

2025 Business Highlights

FINTECH

FINANCIAL SERVICES
Mercado Pago serves merchants with a wide range of payment solutions tailored to different needs, all combined with the ability to anticipate / discount receivables: Mobile Point of Sale, QR Payments and Merchant Services.
Mercado Pago users access a number of financial services through their free digital accounts, beyond payments, transfers and other day to day transactions: Debit and Credit Cards, Investments, Insurance and Crypto Wallet.

LENDING
We leverage the proprietary first party data from our commerce and fintech businesses, enabling us to score users of our ecosystem. The more our users engage with our ecosystem, the better we can score them for credit and offer options tailored to their needs in different touchpoints. We distribute credit through our apps and website in a user friendly and fast manner, with low customer acquisition costs.

FORWARD-LOOKING STATEMENTS
Any statements herein regarding MercadoLibre, Inc. that are not historical or current facts are forward-looking statements. These forward-looking statements convey MercadoLibre, Inc.’s current expectations or forecasts of future events. Forward-looking statements regarding MercadoLibre, Inc. include, but are not limited to, statements regarding MercadoLibre, Inc.’s expectations, objectives and progress against strategic priorities; initiatives and strategies related to our products and services, including our inability to successfully deliver new products and services; business and market outlook, opportunities, strategies and trends; impacts of foreign exchange; the potential impact of the uncertain macroeconomic and geopolitical environment on our financial results; customer preferences and demand and market expansion; our planned product and services releases and capabilities; industry growth rates; inflation; future stock repurchases; our expected tax rate and tax strategies; and the likelihood, impact and result of pending legal, administrative and tax proceedings or government investigations, and other factors that may cause MercadoLibre, Inc.’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” and “Special Note Regarding Forward-Looking Statements” sections of MercadoLibre, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2025, and any of MercadoLibre, Inc.’s other applicable filings with the Securities and Exchange Commission. Unless required by law, MercadoLibre, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.
INFORMATION REFERENCED IN THIS PROXY STATEMENT
Links to websites or reports included in this proxy statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, or reports is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the SEC.

TABLE

OF CONTENTS

PROXY

VOTING

SUMMARY

1	Proposal 1 ELECTION OF DIRECTORS	(PAGE 9)

BOARD EXPERIENCE AND COMPOSITION

Director Nominees

Median Age	58 years

Median Tenure	9 years

Independence	3 of 3 nominees are independent

Full Board

Highly Engaged Board
■Actively involved in MercadoLibre’s strategy
■85% and 97% overall attendance rate at board and board committee meetings, respectively, during fiscal year 2025
■7 Board and 11 Board committee meetings during fiscal year 2025

Independence	■All members of the Audit Committee, Compensation Committee, and Nominating and Governance Committee are independent ■Robust Lead Independent Director role

RELEVANT SKILLS AND EXPERIENCE
The director nominees bring a complementary mix of leadership experience, global perspective, and functional expertise aligned with MercadoLibre’s integrated commerce, fintech, logistics, and technology ecosystem. Together, the board’s overall composition supports effective oversight of strategy, capital allocation, innovation, and risk in complex, fast growing markets.
ENTREPRENEURSHIP

8/9

LATAM MARKETS

8/9

INDUSTRY EXP. (COMMERCE)

7/9

MANAGEMENT

7/9

PRIVATE EQUITY

5/9

INNOVATION & TECHNOLOGY

6/9

INDUSTRY EXP. (FINTECH)

4/9

CYBERSECURITY

1/9

FINANCE

9/9

CORPORATE GOVERNANCE

5/9

MEDIA & ENTERTAINMENT

3/9

RISK OVERSIGHT

4/9

BANKING

4/9

MARKETING

4/9

THE BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE.

MercadoLibre	2026 Proxy Statement	1

PROXY VOTING SUMMARY

2	Proposal 2 ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION	(PAGE 62)

COMPENSATION ALIGNED WITH PERFORMANCE
■MercadoLibre’s executive compensation program is designed to align executive pay with long‑term stockholder value and overall Company performance.
■The program is structured to deliver competitive compensation outcomes that are fair, performance‑based, and consistent with the Company’s compensation principles.
FISCAL 2025 TOTAL DIRECT COMPENSATION1 (“TDC”) (AT TARGET)

93% LONG-TERM 80%
RETENTION PROGRAM

2% ANNUAL BONUS 5%

5% BASE SALARY 15%

Cash BASE SALARY CEO: about 5% of target TDC Other NEOs: about 12% - 20%of target TDC	Cash ANNUAL BONUS CEO: about 2% of target TDC Other NEOs: about 3% - 6% of target TDC	Cash LONG-TERM RETENTION PROGRAM BONUS Largest component of Target TDC CEO: about 93% of target TDC Other NEOs: about 74% - 85% of target TDC
1.All Other compensation is excluded due to immateriality.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

2	2026 Proxy Statement	MercadoLibre

PROXY VOTING SUMMARY

3	Proposal 3 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	(PAGE 64)

QUALITY, EXPERIENCED INDEPENDENT AUDIT FIRM
■Professional qualifications of the independent audit firm and the lead audit partners bring strong credentials, including experience auditing technology and financial companies and extensive industry and technical expertise.
~~■~~Strong alignment with our Company’s standards and expectations, supported by dedicated engagement personnel and proven track record of delivering independent and high-quality auditing services.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

MercadoLibre	2026 Proxy Statement	3

Impact Highlights

WE

USE

TECHNOLOGY

TO

TRANSFORM LIVES
MercadoLibre delivers transformative impact across Latin America as the region’s leading e-commerce and fintech ecosystem. By combining technology, logistics, and payments infrastructure at scale, we enable millions of small and medium-sized businesses (SMEs) to compete effectively with larger industry players, transition to digital commerce, and reach tens of millions of consumers with reliable, high-quality service.
For more than 1.8 million families in Latin America, MercadoLibre represents the primary source of income, with over 570,000 SMEs actively selling on our marketplace. By designing solutions that address their specific needs, we have reshaped the region’s economic landscape, expanding access, strengthening resilience, and advancing the democratization of commerce and financial services throughout Latin America.
Information in the chart is as of December 31, 2025.

4	2026 Proxy Statement	MercadoLibre

EXECUTIVE

SUMMARY

MercadoLibre’s 2026 proxy statement reflects a year of intentional leadership transition and active board oversight in support of long-term value creation. The Company enters its next phase of growth from a position of strength, grounded in a culture of entrepreneurship, long-term thinking, and operational excellence, as it continues to scale its commerce and fintech ecosystem across Latin America.
Corporate Governance Highlights
■Completed board-led multi-year chief executive officer (“CEO”) succession process supporting leadership continuity and long-term value creation.
■Active board oversight of strategy, enterprise risk, and leadership development.
■Independent board leadership and committee oversight supporting objective governance and accountability.
■Ongoing stockholder engagement informing governance, compensation, and disclosure practices.
■Alignment of governance oversight with long-term strategy, capital allocation, and sustainable financial performance.
CEO Transition and Leadership Continuity
The board of directors has long prioritized leadership development and succession planning as a core element of its governance responsibilities.
After more than two decades leading MercadoLibre as CEO, founder Marcos Galperin transitioned to the role of Executive Chairman on January 1, 2026. In this capacity, Mr. Galperin remains actively engaged with the board and management team, contributing to the Company’s long-term strategy, culture, product development, capital allocation, and innovation agenda.
Ariel Szarfsztejn, who has held senior leadership roles across strategy, logistics, and Marketplace operations since joining MercadoLibre in 2017, has assumed the role of CEO on January 1, 2026. This transition reflects the board’s longstanding succession-planning process, including regular review of internal leadership pipelines and readiness, and underscores MercadoLibre’s commitment to leadership continuity, stability, cultural alignment, disciplined execution and long-term value creation. The board is confident that this next generation of leadership is well-positioned to guide the Company through its next chapter of growth.

Leadership Structure:
The Executive Chairman and CEO roles are clearly defined, with the CEO responsible for day-to-day management and execution, and the Executive Chairman focused on board leadership and long-term strategic priorities.

A Clear and Disciplined Approach to Compensation
MercadoLibre designs executive pay to encourage leaders to focus on long‑term value for stockholders. Compensation is structured so that rewards reflect company performance, helping ensure pay outcomes are fair and aligned with results. This approach supports attracting and retaining strong leaders, while staying within our compensation guidelines.

MercadoLibre	2026 Proxy Statement	5

EXECUTIVE SUMMARY
In 2025, our executive compensation policy, which is designed to keep total pay competitive compared with peer companies, was approved by stockholders.
KEY ELEMENTS OF OUR APPROACH INCLUDE:
■Target compensation includes three components: base salary, annual bonus and long-term retention program bonus, with performance-based compensation constituting an average of 84.4% of such compensation paid to named executive officers, and 95.5% of such compensation paid to the CEO.
■Bonuses are tied to company financial results and strategic goals.
■A significant portion (83%) of our named executive officers’ target compensation depends on long-term company performance.
■Executives and employees may not short MercadoLibre stock.
■No tax gross‑ups.
Strategy and Long-Term Value Creation
MercadoLibre operates the leading commerce and fintech ecosystem in Latin America, with a mission to democratize commerce and financial services. The Company’s integrated platform supports millions of consumers and merchants by combining online marketplaces, logistics infrastructure, digital payments, credit, and financial services.
The Company’s strategy remains focused on long-term value creation through disciplined investment, continuous innovation, and scale advantages. MercadoLibre’s ecosystem enables entrepreneurship, expands access to financial services, and supports economic participation across the region, while maintaining a strong focus on operational efficiency and risk management.
Corporate Governance and Oversight
Strong corporate governance is foundational to MercadoLibre’s long-term success. The board of directors provides active oversight of the Company’s strategy, enterprise risk management, leadership development, and succession planning, supported by a governance framework designed to promote accountability, transparency, and independent judgment.
The board oversees enterprise risks and opportunities across the business and regularly evaluates how these factors are incorporated into strategy execution, operations, and capital allocation decisions. As MercadoLibre continues to scale and evolve, the board engages with management to ensure that governance practices remain responsive to the Company’s operating complexity, growth priorities, and stockholder expectations.
Environmental, social, and governance considerations are reviewed by the board as part of its broader enterprise risk oversight and long-term planning responsibilities. The board, both directly and through its committees, receives updates on material risks and opportunities, informed by the Company’s materiality assessment, while executive accountability for economic, environmental, and social matters is anchored at the senior leadership level, including the Executive Vice President and Chief Financial Officer (“CFO”). This integrated approach supports disciplined decision-making and long-term value creation.

6	2026 Proxy Statement	MercadoLibre

EXECUTIVE SUMMARY
Impact and Sustainability Highlights
MercadoLibre is rooted in the mission to democratize commerce and financial services across Latin America. By leveraging the scale and reach of its e-commerce, fintech, and logistics platforms, MercadoLibre enables economic participation, expands access to financial services, and supports resilient communities while operating with a focus on efficiency and long-term value creation. As the business grows, the Company seeks to reduce the environmental impact of its operations and strengthen the ecosystems in which it operates.

ENTREPRENEURSHIP & BUSINESS ■More than 9.5 million entrepreneurs and SMEs operate within MercadoLibre’s ecosystem, with marketplace sales serving as a primary source of income for many sellers.

FINANCIAL INCLUSION ■Mercado Pago provides digital payments and access to credit, supporting financial inclusion for entrepreneurs and consumers, including many first-time credit users.

EMPLOYMENT & ECONOMIC ACTIVITY ■The SMEs connected to the marketplace have generated over 150,000 jobs, illustrating a significant impact on local employment and economic growth.

Social Impact
MercadoLibre’s ecosystem supports broad-based economic and social impact across the region through its integrated commerce and fintech platforms.
■Economic Empowerment and Financial Inclusion: Through its commerce and fintech platforms, MercadoLibre enables SMEs to grow, supports entrepreneurship, and expands access to financial services for underserved populations across Latin America.
■Social Development: We leverage technology, logistics, and payments infrastructure to support and contribute to the development of communities, including through digital inclusion initiatives, training programs, and disaster relief efforts.

Environmental Innovation & Operational Efficiency
As MercadoLibre continues to scale, the Company focuses on improving operational efficiency and reducing the environmental impact of its logistics and operations.
■Sustainable Logistics: One of the largest electric delivery fleets in Latin American e-commerce, complemented by alternative fuels and efficiency initiatives.
■Energy Management: A significant portion of energy consumption across operations is sourced from renewable energy, particularly in key markets.
■Circularity & Materials: Initiatives to reduce waste and increase reuse and recycling across logistics and packaging operations.

Additional information regarding MercadoLibre’s sustainability strategy, governance, and detailed metrics is available on its Sustainability website. Please also refer to the Company's forthcoming 2025 Impact Report, which shall be published on our Investor Relations website.

MercadoLibre	2026 Proxy Statement	7

EXECUTIVE SUMMARY
Stockholder Engagement, Responsiveness and Communication
MercadoLibre maintains an active, year‑round dialogue with stockholders to support board oversight of strategy, governance, and executive compensation. Engagement is a core component of the Company’s governance framework and reflects a commitment to transparency and responsiveness in a dynamic and rapidly evolving business environment.
Day‑to‑day investor engagement is led by the Investor Relations team. The CEO, CFO, and other members of the senior management team regularly attend key investor engagements and participate in meetings with stockholders to address topics related to strategy, performance, governance, and oversight.
MercadoLibre conducts proactive outreach to its largest investors and manages a high volume of inbound engagement requests each quarter. Based on the size of holdings and engagement objectives, meetings are structured as one‑on‑one discussions or small group calls led by the Investor Relations team. The Company also engages with stockholders through participation in quarterly investor conferences organized by financial institutions.
Insights from investor engagements, including key topics discussed and evolving investor perspectives, are summarized in regular reports provided to the board when necessary. Feedback from ongoing stockholder engagement has informed enhancements to disclosure clarity and transparency and continues to support the board’s oversight of governance, strategy, and executive compensation. The board and its committees consider this feedback alongside other stakeholder inputs as part of their ongoing oversight of governance, strategy, and executive compensation, supporting long-term value creation.

Stockholder Engagement at a Glance
■Proactive outreach to largest investors
■High-volume engagement managed by Investor Relations
■Participation by executives and senior leadership
■Feedback focused on disclosure clarity and communication

Active Ongoing Stockholder Engagement
~500 engagements
Engagement with our stakeholders includes participating in a mix of curated MercardoLibre-hosted events, group meetings, one-on-one sessions, and sell-side hosted conferences.

Stockholders may communicate with our board, board committees or individual directors, including the lead independent director, c/o Corporate Secretary, WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300. The chairman of the nominating and corporate governance committee and their duly authorized agents are responsible for collecting and organizing stockholder communications. The nominating and corporate governance committee has in turn delegated responsibility for initial review of stockholder communications to our head of Investor Relations. In accordance with the committee’s instructions, our investor relations team will summarize all correspondence and make it available to each member of our board. In addition, our head of Investor Relations will forward copies of all stockholder correspondence to each member of the nominating and corporate governance committee, except for communications that are (a) advertisements or promotional communications, (b) solely related to complaints by users with respect to ordinary course of business customer service and satisfaction issues or (c) clearly unrelated to our business, industry, management or board or committee matters. Absent a conflict of interest, the chairman of the nominating and corporate governance committee is responsible for evaluating the materiality of each stockholder communication and determining whether further distribution is appropriate, and, if so, whether to the full board, one or more board members and/or other individuals or entities.

8	2026 Proxy Statement	MercadoLibre

Proposal One

ELECTION

OF DIRECTORS

Our certificate of incorporation provides for our board to be divided into three classes, with each class having a three-year term. In accordance with our certificate of incorporation and bylaws, the number of directors that constitutes our board of directors is fixed from time to time by a resolution duly adopted by our board. Our board currently consists of nine members. Information as to the directors currently comprising each class of directors and the current term expiration date of each class of directors is set forth in the following table:

Directors Currently Comprising Each Class	Class	Current Term Expiration Date

Susan Segal Stelleo Passos Tolda Alejandro Nicolás Aguzin	Class I	2026 Annual Meeting
Nicolás Galperin Henrique Dubugras Richard Sanders	Class II	2027 Annual Meeting
Emiliano Calemzuk Marcos Galperin Martin Lawson	Class III	2028 Annual Meeting
At the recommendation of the nominating and corporate governance committee of our board, the board has nominated the following directors for election at the 2026 Annual Meeting:

Director Nominee	Class	Expiration Date

Susan Segal Stelleo Passos Tolda Alejandro Nicolás Aguzin	Class I	2029 Annual Meeting
A director elected to fill a vacancy will serve for the remainder of the term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. As discussed in greater detail below in “Additional Governance Matters — Director Independence and Family Relationships” our board has determined that seven of the nine current members of our board are independent directors within the meaning of the listing standards of The NASDAQ Global Select Market (the “NASDAQ”) and our corporate governance guidelines.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS I DIRECTORS.

The terms of our three Class I directors are set to expire at the 2026 Annual Meeting. The three current Class I directors whose terms expire at the 2026 Annual Meeting, are standing for re-election. At the recommendation of the nominating and corporate governance committee, our board has nominated each of Susan Segal, Stelleo Passos Tolda and Alejandro Nicolás Aguzin as nominees for election as Class I directors of the Company at the 2026 Annual Meeting. If elected at the 2026 Annual Meeting, each of the Class I director nominees will serve until our 2029 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

MercadoLibre	2026 Proxy Statement	9

PROPOSAL ONE
If any of the nominees is unexpectedly unavailable for election, shares represented by validly delivered proxies will be voted for the election of a substitute nominee proposed by our nominating and corporate governance committee or our board may determine to reduce the size of our board. Each person nominated for election has agreed to serve if elected.
Board Overview & Director Selection
BOARD OF DIRECTORS OVERVIEW
The MercadoLibre board of directors is responsible for overseeing the Company’s long‑term strategy, risk management, and governance in support of sustainable value creation. Except for our Executive Chairman, none of the members of our board is an employee of MercadoLibre. The board brings together a diverse group of experienced leaders with deep expertise across technology, digital commerce, financial services, global operations, and public company governance, reflecting the scale, complexity, and growth trajectory of MercadoLibre’s business.
The board works closely with management to oversee strategic priorities, capital allocation, and risk management, while maintaining independent judgment and accountability to stockholders. Our board members remain informed of our business through discussions with management, materials we provide to them, and their participation on the board and in board committee meetings. In fulfilling its oversight responsibilities, the board considers a wide range of perspectives, including those of stockholders and other key stakeholders, to support informed decision‑making in a rapidly evolving business and regulatory environment.
DIRECTOR SELECTION AND REFRESHMENT PROCESS
The nominating and corporate governance committee oversees the process for identifying, evaluating, and recommending director candidates, consistent with the committee’s responsibilities under its charter, to ensure the board maintains an appropriate mix of skills, experience, and perspectives aligned with MercadoLibre’s strategy, geographic footprint, and evolving risk profile. The board regularly reviews its composition, tenure, and skills as part of its ongoing commitment to board refreshment and effective oversight in the long‑term interests of stockholders.
Our nominating and corporate governance committee welcomes and encourages recommendations for director candidates from stockholders. According to the nominating and corporate governance committee’s charter, all candidates for election to our board—regardless of their source of identification—will be evaluated based on their overall merits without relying solely on minimum qualifications or specific attributes. Stockholders wishing to submit recommendations for the committee’s consideration may do so through the process outlined under the title "Stockholder Engagement, Responsiveness and Communication." Additionally, any stockholder of record entitled to vote for the election of directors may nominate candidates for election, provided they comply with our bylaws, including the notice procedures summarized in “Stockholder Proposals for the 2027 Annual Meeting” section of this proxy statement.

10	2026 Proxy Statement	MercadoLibre

PROPOSAL ONE

IDENTIFICATION OF CANDIDATES

Director candidates are identified through multiple channels to ensure consideration of a broad pool of qualified individuals with experience relevant to MercadoLibre’s business and long‑term growth, which process is led by our nominating and corporate governance committee:

Recommendations from current directors		Input from senior management	Stockholder recommendations	External search firms, as needed

EVALUATION OF DIRECTOR CANDIDATES

Candidates are evaluated both individually and in the context of the board as a whole, using criteria in the corporate governance guidelines and nominating and corporate governance charter to ensure complementary skills and perspectives and compliance with applicable law or listing rules.

Professional experience and leadership capabilities		Independence, integrity, and judgment	Ability to contribute to effective board oversight	Alignment with MercadoLibre’s strategic priorities and risk oversight

KEY ATTRIBUTES OF ALL DIRECTORS

These required attributes support a board culture of constructive challenge, informed decision‑making, and independent oversight.

Strength of character, sound judgment, principles of diversity and integrity	Strategic and analytical capability	Relevant business, risk management or operational leadership experience or specific areas of expertise		Effective communication and collaboration skills; ability to devote time to attendance at and preparation for Board meetings	Commitment to long‑term stockholder value creation

The result of this process is a board composed of directors whose collective skills, experience, and diverse perspectives are well‑suited to oversee MercadoLibre’s strategy, and long‑term financial growth.

VOTING AT ANNUAL MEETING

We ask you, our stockholders, to vote for the Class I directors nominees. Each of our nominee directors has the following key attributes, which are necessary for the continued vitality of the board and excellence in the execution of its duties.

CORPORATE GOVERNANCE & MANAGEMENT	INNOVATION & TECHNOLOGY	FINANCE & BANKING	RISK OVERSIGHT	MANAGEMENT & OPERATIONAL LEADERSHIP	LATIN AMERICA MARKETS
Knowledge of best practices in corporate governance, ensuring accountability, transparency, and ethical standards. Strong leadership abilities to foster team collaboration and operational efficiency.	Proficiency in the latest technological advancements.	Strong financial acumen that enables decision-making regarding capital allocation and financial forecasting. Insight into financial systems and regulations that affect corporate finance and investment.	Identify, assess, and mitigate potential risks to safeguard the Company's assets and reputation in a dynamic landscape.	Strong leadership abilities to foster team collaboration and operational efficiency.	In-depth understanding of the diverse socioeconomic and regulatory environments in Latin America.

MercadoLibre	2026 Proxy Statement	11

PROPOSAL ONE
Building the Right Board for MercadoLibre
MercadoLibre operates at the intersection of e‑commerce, fintech, logistics, and technology across multiple geographies. The board’s composition reflects this complexity and is intentionally designed to support oversight of innovation, regulatory and compliance matters, risk management, and long‑term growth.
CORE SKILLS AND EXPERIENCE OF THE BOARD
In assessing board composition, the nominating and corporate governance committee focuses on a set of core competencies that are most relevant to MercadoLibre’s business and strategic priorities.

DIGITAL COMMERCE & ONLINE MARKETPLACES	FINANCIAL SERVICES & FINTECH EXPERIENCE	LATIN AMERICA MARKET EXPERTISE

Directors bring deep experience in digital commerce and online marketplaces, including the operation and scaling of platform‑based businesses that connect millions of consumers and merchants. This expertise supports board oversight of marketplace dynamics, competitive positioning, user experience, and long‑term growth across MercadoLibre’s commerce ecosystem.

The board also has significant financial services and fintech experience, relevant to Mercado Pago’s expanding suite of payments, credit, and financial products. Directors’ backgrounds in banking, capital markets, and financial risk management enhance the board’s ability to oversee regulatory compliance, credit risk, and the integration of financial services within MercadoLibre’s broader ecosystem.

Given MercadoLibre’s scale and geographic reach, the board benefits from extensive Latin America market expertise, including firsthand experience navigating regional economic conditions, regulatory environments, and cross‑border operations. This perspective is critical to informed oversight of growth initiatives, public policy developments, and operational risk across the Company’s footprint.

As illustrated in the accompanying graphic, while each director contributes a unique set of individual skills and experience, together, the board collectively brings significant depth across several core areas of industry expertise. Together, this expertise enables the board to provide informed, strategic oversight as MercadoLibre continues to scale its integrated commerce and fintech ecosystem, navigate operational and regulatory complexity, and support long term value creation for stockholders.
INDEPENDENT AND EFFECTIVE OVERSIGHT
The board is composed of a majority of independent directors, consistent with best practices in corporate governance. Independent directors play a central role in board leadership, committee oversight, and engagement with stockholders, helping ensure objective oversight of management and alignment with stockholder interests.

12	2026 Proxy Statement	MercadoLibre

PROPOSAL ONE
Director Skills Highlights
The board recognizes the importance of a diverse and complementary mix of skills, experience, and perspectives to support MercadoLibre’s long term strategy and effective oversight. The Director Skills Highlights below reflect expertise that is relevant to MercadoLibre's business, operating environment, and key risks, and that enables the board to provide informed strategic guidance, independent judgment, and oversight in support of long term value creation.

Skills and Experience	Passos Tolda	Segal	Aguzin	N. Galperin	Dubugras	Sanders	Calemzuk	M. Galperin	Lawson

ENTREPRENEURSHIP Identify opportunities and innovate solutions in fast-changing markets.	■	■	■	■	■		■	■	■

PRIVATE EQUITY Identify, evaluate and manage investment opportunities.		■	■	■	■	■

FINANCE Strong financial acumen that enables decision-making regarding capital allocation and financial forecasting.	■	■	■	■	■	■	■	■	■

RISK OVERSIGHT Identify, assess, and mitigate potential risks to safeguard the Company's assets and reputation in a dynamic landscape.		■	■	■		■

LATAM MARKETS In-depth understanding of the diverse socioeconomic and regulatory environments in Latin America.	■	■	■	■	■		■	■	■

INNOVATION & TECHNOLOGY Proficiency in the latest technological advancements.	■		■			■	■	■	■

CORPORATE GOVERNANCE Knowledge of best practices in corporate governance, ensuring accountability, transparency, and ethical standard.	■	■	■	■			■

BANKING Insight into financial systems and regulations that affect corporate finance and investment.	■	■	■	■

INDUSTRY EXPERIENCE (COMMERCE) A comprehensive knowledge of the commercial landscape, consumer behavior, market dynamics, and sales.	■	■	■			■	■	■	■

INDUSTRY EXPERIENCE (FINTECH) A deep understanding of the financial technology sector, including emerging technologies, and regulatory challenges.		■	■		■			■

MEDIA & ENTERTAINMENT Familiarity with the media landscape, enhancing strategic partnerships and offerings in content-driven segments.							■	■	■

MARKETING Develop effective marketing strategies, driving brand engagement and market penetration.	■						■	■	■

MANAGEMENT Strong leadership abilities to foster team collaboration and operational efficiency.	■	■	■			■	■	■	■

CYBERSECURITY Expertise in safeguarding digital assets and protecting user data, ensuring compliance with regulations.							■

MercadoLibre	2026 Proxy Statement	13

PROPOSAL ONE
Nominees for Election as Class I Director
PRESIDENT AND CHIEF EXECUTIVE
OFFICER, AMERICAS SOCIETY AND
COUNCIL OF THE AMERICAS
Independent Director

AGE

73

DIRECTOR

SINCE

2012

COMMITTEES
■Audit
■Compensation

KEY

SKILLS

Corporate Governance	Risk Oversight	Private Equity

Management	Finance	LatAm Markets

Banking	Industry Experience (Commerce)	Industry Experience (Fintech)

Entrepreneurship
See the Director Skills Highlights section on page 13 for more information.

CAREER

HIGHLIGHTS
■Americas Society and Council of the Americas (“AS/COA”)
■President and Chief Executive Officer (since August 2003)
■J.P. Morgan Partners/Chase Capital Partners
■Partner and Latin American Group Head
■Chase Bank and its predecessor banks
■Senior Managing Director focused on Emerging Markets Investment Banking and Capital Markets

AWARDS

AND

HONORS
■Order of Bernardo O’Higgins Grado de Gran Oficial (Chile, 1999)
■Cruz de San Carlos (by President Uribe of Colombia, 2009)
■Order of the Mexican Aztec Eagle (Mexico, 2012)
■Order of “Merit for Distinguished Services” in the rank of Grand Official (Peru, 2019)
■Order of Boyaca (by President Duque, 2022)
■On Bloomberg List’s 500 Most Influential People in Latin America (2022)
■Condecoración de la Orden Nacional "Honorado Vasquez" (by then President Lasso, Ecuador, September 2023)

EDUCATION
■Master of Business Administration, Columbia University
■Bachelor’s degree, Sarah Lawrence College.

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
■Vista Oil and Gas S.A.B de C.V. (since 2017)
■Ribbit Leap, Ltd. (2020-2022)
■Scotiabank (2011-2023)
■Robinhood Markets, Inc. (since 2024)

OTHER

AFFILIATIONS
■Director, Americas Society / Council of the Americas
■Director, Tinker Foundation
■Member, Advisory Board of the Bretton Woods Committee
■Member, Council of Foreign Relations
■Chairperson, Scotiabank USA (until 2023)

14	2026 Proxy Statement	MercadoLibre

PROPOSAL ONE
Independent Director

AGE

58

DIRECTOR

SINCE

2024

COMMITTEES
■Audit (Chairman)
■Nominating and Corporate Governance

KEY

SKILLS

Corporate Governance	Marketing

Innovation & Technology	Management	LatAm Markets

Banking	Industry Experience (Commerce)	Finance

Entrepreneurship
See the Director Skills Highlights section on page 13 for more information.

CAREER

HIGHLIGHTS
■ Mercado Libre
■Commerce President (2020-2022)
■Executive Vice President and Chief Operating Officer (2009-2019)
■Senior Vice President and Company’s Country Manager of Brazil. (1999-2009)
■Lehman Brothers Inc. (1999)
■Banco Pactual (1996-1997)
■Banco Icatu (1994-1996)

EDUCATION
■Certificate in Financial Accounting, Harvard Business School (Online)
■Master of Business Administration, Stanford University
■Master’s degree and Bachelor’s degree in Mechanical Engineering, Stanford University

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
■Diagnósticos da America S.A. (since 2023)
■Arco Educação (2020-2023)

OTHER

AFFILIATIONS
None

MercadoLibre	2026 Proxy Statement	15

PROPOSAL ONE
INVESTOR
Independent Director

AGE

57

DIRECTOR

SINCE

2017

COMMITTEES
■Audit

KEY

SKILLS

Corporate Governance	Risk Oversight	Private Equity

Innovation & Technology	Finance	LatAm Markets

Banking	Management	Industry Experience (Fintech)

Industry Experience (Commerce)	Entrepreneurship
See the Director Skills Highlights section on page 13 for more information.

CAREER

HIGHLIGHTS
■Hong Kong Exchanges and Clearing Ltd.
■Chief Executive Officer (2021-2024)
■Member, Board of Directors (2021-2024)
■J.P. Morgan
■CEO of firm’s International Private Bank (2020-2021)
■Member, Operating Committee for firm’s Asset & Wealth Management business (2020-2021)
■CEO for Asia Pacific Region (2012-2020)
■CEO for J.P. Morgan Latin America (2005-2012)
■Senior Country Officer, Brazil (2008-2009)
■Head of Latin America Investment Banking Coverage, Mergers & Acquisitions and Capital Markets (2002-2005)
■Head of Latin America Mergers & Acquisitions Group in New York (2000-2002); Member (1996-2002)
■Investment Banking Team in Buenos Aires (1992-1996)
■Corporate Finance Services Group in New York (1991-1992)
■Financial Analyst in Credit Group, Buenos Aires (1990-1991)

EDUCATION
Bachelor’s degree in Economics, Wharton School of the University of Pennsylvania

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
■HKEX (2021-2024)
■Globant S.A. (Since 2024)
■Pampa Energía S.A. (Since April 2026)

OTHER

AFFILIATIONS
■Member, Board of Trustees of the Americas Society
■Member, Board of Trustees of the Asia Society
■Member, Board of Trustees Eisenhower Fellowship

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS I DIRECTORS NAMED ABOVE.

16	2026 Proxy Statement	MercadoLibre

PROPOSAL ONE
Board of Directors
The following is biographical information on the remainder of our continuing directors, as well as the key attributes, experience and skills that the board believes such directors bring to the board.
CLASS II DIRECTORS
INVESTOR
Brother of Marcos Galperin, our Executive Chairman.

AGE

57

DIRECTOR

SINCE

1999

COMMITTEES

None

KEY

SKILLS

Corporate Governance	Risk Oversight	Private Equity

LatAm Markets	Finance	Banking

Entrepreneurship
See the Director Skills Highlights section on page 13 for more information.

CAREER

HIGHLIGHTS
■Onslow Capital Management Limited, an investment management company based in London
■Founder (2006-2018)
■Morgan Stanley & Co. Incorporated (1994-2006)
■Managing Director and Head of Trading and Risk Management, London Emerging Markets Trading Desk
■Trader of high yield bonds, emerging markets bonds and derivatives in New York and London

EDUCATION
Bachelor’s degree in Finance, graduated with honors, Wharton School of the University of Pennsylvania

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
None

OTHER

AFFILIATIONS
None

MercadoLibre	2026 Proxy Statement	17

PROPOSAL ONE
CO-FOUNDER AND CHAIRMAN,
BREX. INC.
Independent Director

AGE

30

DIRECTOR

SINCE

2021

COMMITTEES

None

KEY

SKILLS

LatAm Markets	Finance	Industry Experience (Fintech)
Private Equity	Entrepreneurship
See the Director Skills Highlights section on page 13 for more information.

CAREER

HIGHLIGHTS
■Brex, Inc., a company reimagining financial systems so every growing company can realize their full potential
■Co-founder and Chairman
■Pagar.me, an online payments company
■Co-founder
■EduqueMe, an educational crowdfunding company aimed at sponsoring Latin American students in United States colleges
■Co-founder
■Estudar nos EUA, a company aimed at disseminating information and opportunities related to studying abroad
■Co-founder

EDUCATION
Studied Computer Science, Stanford University (2016-2017)

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
Expedia Group (since 2023)

OTHER

AFFILIATIONS
None

18	2026 Proxy Statement	MercadoLibre

PROPOSAL ONE
PARTNER AT PERMIRA
Independent Director

AGE

54

DIRECTOR

SINCE

2022

COMMITTEES
■Compensation

KEY

SKILLS

Innovation & Technology	Risk Oversight	Private Equity

Management	Finance	Industry Experience (Commerce)

See the Director Skills Highlights section on page 13 for more information.

CAREER

HIGHLIGHTS
■Permira, a global private equity firm (joined 1999)
■Partner
■Member of Executive Committee and Investment Committee for their Flagship and Growth Opportunities funds (in each case as co-Chair)
■Co-head of Technology Sector Investment Team (until 2023)
■Morgan Stanley
■M&A and High Yield Capital Markets divisions

EDUCATION
■Master of Business Administration, Stanford University (Fulbright Scholar)
■Master of Arts in Literae Humaniores (Classics), Oxford University

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
Allegro S.A. (since 2020)

OTHER

AFFILIATIONS
None

MercadoLibre	2026 Proxy Statement	19

PROPOSAL ONE
CLASS III DIRECTOR
CHIEF EXECUTIVE OFFICER,
RESHET MEDIA GROUP
Lead Independent Director

AGE

53

DIRECTOR

SINCE

2007

COMMITTEES
■Nominating and Corporate Governance (Chairman)
■Compensation (Chairman)

KEY

SKILLS

Corporate Governance	Management	Marketing

Innovation & Technology	Media & Entertainment	LatAm Markets

Cybersecurity	Industry Experience (Commerce)	Finance

Entrepreneurship
See the Director Skills Highlights section on page 13 for more information.

CAREER

HIGHLIGHTS
■Reshet Media Ltd., a leading commercial broadcaster in Israel
■Chief Executive Officer (since March 2024)
■Sony Music and Sony Pictures Entertainment (India)
■Advisor
■890 Fifth Avenue Partners, LLC
■Chief Executive Officer (2020-2021)
■RAZE, a media startup venture focused on the Hispanic market
■Co-founder and CEO (2017-2020)
■News Corporation/Fox
■CEO of Shine Group Americas, a unit of 21st Century Fox (September 2010-January 2012)
■President of Fox Television Studios (2007-2010)
■President of Fox International Channels Europe (2002-2007)
■Vice President and Deputy Managing Director of Fox Latin American Channels (1998-2002)

EDUCATION
Bachelor of Arts in Communication and Media Studies, University of Pennsylvania (graduated cum laude)

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
None

OTHER

AFFILIATIONS
None

20	2026 Proxy Statement	MercadoLibre

PROPOSAL ONE
EXECUTIVE CHAIRMAN OF THE
BOARD AND CO-FOUNDER,
MERCADOLIBRE, INC.
Brother of Nicolás Galperin (Class II
Director)

AGE

54

DIRECTOR

SINCE

1999

COMMITTEES

None

KEY

SKILLS

Media & Entertainment	Finance	LatAm Markets

Innovation & Technology	Industry Experience (Commerce)	Industry Experience (Fintech)
Marketing	Management

Entrepreneurship
See the Director Skills Highlights section on page 13 for more information.

CAREER

HIGHLIGHTS
■Mercado Libre
■Executive Chairman of the Board (since 2026)
■Chairman of the Board and Chief Executive Officer (1999-2025)
■J.P. Morgan Securities, Inc.
■Fixed income department (June to August 1998)
■YPF S.A., an integrated oil company
■Futures and Options Associate (1994-1997)

EDUCATION
■Master of Business Administration, Stanford University
■Bachelor of Science in Economics, graduated with honors, Wharton School of the University of Pennsylvania

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
■Satellogic (2022-2025)
■Televisa S.A.B. (2017-2021)

OTHER

AFFILIATIONS
■Member of JP Morgan International Council
■Board Member, Endeavor Argentina

MercadoLibre	2026 Proxy Statement	21

PROPOSAL ONE
Independent Director

AGE

53

DIRECTOR

SINCE

2025

COMMITTEES

■Nominating and Corporate Governance

KEY

SKILLS

LatAm Markets	Management	Finance

Industry Experience (Commerce)	Innovation & Technology	Marketing
Media & Entertainment	Entrepreneurship
See the Director Skills Highlights section on page 13 for more information.

CAREER

HIGHLIGHTS
■Mercado Libre
■Advisor to the Board of Directors (2022-2025)
■Marketplace VIS Vice President (2009-2022)
■Classifieds Director (2005-2022)
■Marketing and PR Manager (1999-2004)
■AB InBev
■Marketing Associate (1997-1999)
■Deloitte
■Associate, Audit Division (1994-1996)

EDUCATION
■Executive education at Stanford Graduate School of Business
■Master’s in Finance, Universidad Torcuato Di Tella
■Bachelor of Arts in Business Administration, Universidad de Buenos Aires

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
None

OTHER

AFFILIATIONS
■Mentor, Endeavor Argentina

22	2026 Proxy Statement	MercadoLibre

CORPORATE

GOVERNANCE

We believe open, effective, and accountable corporate governance practices are key to our relationship with our stockholders. Our board has adopted corporate governance guidelines that, along with the charters of our board committees and our Code of Business Conduct and Ethics (“MELI Code” or “Code”), provide the framework for the governance of our Company. Copies of our corporate governance guidelines, the charters of our board committees, and our MELI Code may be found on our investor relations website. The board regularly reviews corporate governance developments and modifies these policies as warranted. Any changes in these governance documents will be reflected in the same location of our website.
Board Leadership Structure
We believe that there is no single, generally accepted approach to providing board leadership and, in light of the competitive and dynamic environment in which we operate, the appropriate board leadership structure may vary from time to time as circumstances warrant. Therefore, our board will continually evaluate the leadership structure of the board with the goal of maximizing its effectiveness and alignment with the Company's needs.
We do not have a fixed policy with respect to the separation of the offices of the chairman of the board and CEO. In light of the competitive and dynamic environment in which our Company operates, the appropriate board leadership structure may vary from time to time as circumstances warrant and we believe that any determination in this regard is part of the executive succession-planning process. On January 1, 2026, Ariel Szarfsztejn assumed the role of CEO, while Marcos Galperin transitioned into the role of Executive Chairman. Throughout his time with MercadoLibre, Mr. Szarfsztejn has been pivotal in numerous initiatives that have enhanced our ecosystem and elevated the user experience. The board believes he is the ideal leader to build upon the Company’s prior accomplishments, as MercadoLibre looks to seize the numerous opportunities that lie ahead.
Because the board also believes that strong, independent board leadership is a critical aspect of effective corporate governance, the board has established the position of lead independent director. The lead independent director is an independent director elected annually by the board. Mr. Calemzuk currently serves as the lead independent director, a position to which he was appointed in February 2016. Mr. Calemzuk joined our board in 2007. During his tenure, he has gained extensive knowledge and deep understanding of the Company and its business. As lead independent director, he coordinates the activities of the other independent directors; presides at all meetings of the board at which the Executive Chairman is not present; serves as liaison between the Executive Chairman and the independent directors; consults with the Executive Chairman on the agenda for board meetings; serves as the board’s liaison for consultation and communication with stockholders, as appropriate; and communicates regularly with each director to be certain that each director’s views, competencies and priorities are understood. In addition, the lead independent director, who is also the chairman of the nominating and corporate governance committee, obtains self-assessment questionnaires and conducts interviews to confirm the continued qualification and willingness to serve of each director whose term is expiring at an annual meeting prior to the time at which directors are nominated for re-election.
We believe that our current board leadership structure provides effective, constructive and independent oversight of management and the Company.

MercadoLibre	2026 Proxy Statement	23

CORPORATE GOVERNANCE
Board Committees
Board committees help our board perform effectively and efficiently, but they do not replace the oversight responsibility of our board as a whole. There are currently three principal standing board committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each principal standing committee meets regularly and has a written charter that has been approved by our board and is reviewed annually, which is available on our investor relations website. In addition, at each regularly scheduled board meeting, a member of each committee reports on any significant matters addressed by the committee subsequent to the board’s most recent prior meeting. Each committee performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations.
The following table lists the members of each of our three principal standing board committees as of the filing date of this Proxy Statement:

Director Name	Age	Independent	Audit	Compensation	Nominating & Corporate Governance

Emiliano Calemzuk	53	■		C	C
Susan Segal	73	■	■	■
Stelleo Passos Tolda	58	■	C		■
Alejandro Nicolás Aguzin	57	■	■
Richard Sanders	54	■		■
Martín Lawson	53	■			■
■ Member     C Chair

24	2026 Proxy Statement	MercadoLibre

CORPORATE GOVERNANCE

		RESPONSIBILITIES
AUDIT

■Overseeing our independent registered public accounting firm and having the sole authority to select and, where appropriate, replace the independent registered public accounting firm, approve the compensation and terms of the firm’s engagement and evaluate its performance;
■Considering and approving all audit and non-audit services to be performed by our independent registered public accounting firm and establishing procedures in respect thereof;
■Overseeing management’s establishment and maintenance of our accounting and financial reporting processes, including our internal controls and disclosure controls and procedures, and the audits of our financial statements;
■Establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal control, and auditing and non-audit/accounting matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting, auditing or other matters;
■Investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisers as the audit committee deems necessary;
■Approve the compensation and terms of engagement of the independent registered public accounting firm, compensation of advisors hired by the audit committee and ordinary administrative expenses;
■Reviewing annual and quarterly financial statements prior to their release;
■Preparing the report required by the rules and regulations of the SEC to be included in our annual proxy statement;
■Reviewing and assessing the adequacy of the committee’s formal written charter on an annual basis;
■Overseeing and evaluating the Company’s risk management framework (including risk assessment and risk management policies and procedures) to identify, evaluate, measure and manage existing and potential risks, including financial, operational, cybersecurity and fraud, strategic and compliance risks, and the steps we have taken to detect, monitor and actively manage such exposures;
■Reviewing significant legal, compliance and regulatory matters that could have a material impact on our financial statements or our business, including material notices to or inquiries received from governmental agencies;
■Receiving and considering the independent auditors’ comments as to controls, adequacy of staff, and management performance and procedures in connection with audit and financial controls;
■Reviewing the experience and qualifications of senior members of the internal audit function on an annual basis, including the responsibilities, staffing, budget and quality control procedures of the internal audit function;
■Handling such other matters that are specifically delegated to the audit committee by our board from time to time; and
■Periodically reviewing management reports regarding the effectiveness of the Company’s risk management program, any corrective action and progress of key risk initiatives, and seeking, as necessary, reports on selected risks.

COMMITTEE

MEMBERS

Stelleo Passos Tolda (Chairman and Financial Expert) Alejandro Nicolás Aguzin Susan Segal
INDEPENDENCE	3 out of 3

MEETINGS IN 2025	6

ACTIONS BY UNANIMOUS

WRITTEN CONSENT	3

MercadoLibre	2026 Proxy Statement	25

CORPORATE GOVERNANCE

		RESPONSIBILITIES
COMPENSATION

■Developing and overseeing the implementation of the Company’s philosophy relating to the compensation of our directors, executive officers, and other key employees;
■Developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance;
■Recommending to our board for determination, the compensation and benefits of all of our executive officers and key employees, including the Chief Executive Officer;
■Recommending to our board for determination, the compensation and benefits of non-employee directors;
■Monitoring and reviewing our compensation and benefit plans to ensure that they meet corporate objectives;
■Administering our clawback policy;
■Administering our stock plans and other incentive compensation plans and preparing recommendations and periodic reports to our board concerning these matters;
■Reviewing and recommending to the board for approval the frequency with which the Company will conduct Say-on-Pay Votes, taking into account the results of the most recent stockholder advisory vote;
■Overseeing, in collaboration with the nominating and corporate governance committee and the board, engagement with stockholders and proxy advisory firms on executive compensation matters;
■Preparing the report required by the rules and regulations of the SEC to be included in our annual proxy statement and assisting management in the preparation of the compensation discussion and analysis included in this proxy statement; and
■Such other matters that are specifically delegated to the compensation committee by our board from time to time.

COMMITTEE

MEMBERS

Emiliano Calemzuk (Chairman) Richard Sanders Susan Segal
INDEPENDENCE	3 out of 3

MEETINGS IN 2025	2

ACTIONS BY UNANIMOUS

WRITTEN CONSENT	2

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal year 2025, Messrs. Calemzuk (Chairman) and Sanders and Ms. Segal served as members of our compensation committee. None of the members of our compensation committee during fiscal year 2025 has ever been an officer or employee of our Company or our subsidiaries or had any relationship with us requiring disclosure as a related party transaction under the applicable rules of the SEC. During fiscal year 2025, (i) none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served on our compensation committee; none of our executive officers served as a director of another entity, one of whose executive officers served on our compensation committee; and (ii) none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served as a member of our board. All members of our compensation committee during fiscal year 2025 are independent in accordance with the applicable rules of NASDAQ and our corporate governance guidelines.

26	2026 Proxy Statement	MercadoLibre

CORPORATE GOVERNANCE

		RESPONSIBILITIES
NOMINATING

■Developing director selection criteria and evaluating and recommending to our board, nominees for election to our board;
■Making recommendations to our board regarding the size and composition of the board, committee structure and membership and the termination and resignation of board members;
■Reviewing and recommending to our Board director independence determinations;
■Taking a leadership role in shaping the Company’s corporate governance, including reviewing the corporate governance guidelines and considering public policy issues that may arise from time to time and affect the Company;
■Overseeing our board’s performance and annual self-evaluation process and developing continuing education programs for our directors;
■Monitoring our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance;
■Reviewing correspondence received from stockholders;
■Such other matters that are specifically delegated to the nominating and corporate governance committee by our board from time to time; and
■Supervising, in collaboration with the compensation committee and the board, interactions with stockholder and proxy advisory firms regarding issues related to executive compensation matters.

AND CORPORATE

GOVERNANCE

COMMITTEE

MEMBERS

Emiliano Calemzuk (Chairman) Stelleo Passos Tolda Martín Lawson
INDEPENDENCE	3 out of 3

MEETINGS IN 2025	3

ACTIONS BY UNANIMOUS

WRITTEN CONSENT	1

OTHER COMMITTEES
The board does not currently have any committees other than the principal standing board committees.

MercadoLibre	2026 Proxy Statement	27

CORPORATE GOVERNANCE
Risk Oversight
Our board of directors oversees risk as an integral part of its responsibilities for strategy, capital allocation, and long-term value creation. The board exercises risk oversight directly and through its committees while management is responsible for day-to-day identification, assessment and mitigation of risks.

BOARD OF DIRECTORS

The board of directors retains the primary responsibility for risk oversight and has an active role, both directly and at the committee level, in overseeing management of the Company’s material risks. The board reviews information regarding our operations, strategic plans and financial position, as well as the risks associated with each on a quarterly basis. The board also receives updates on Environmental, Social and Governance (“ESG”) risks and opportunities, as appropriate. While individual board committees are responsible for evaluating certain risks and overseeing the management of such risks, in practice the full board is regularly informed of these risks through committee reports.

AUDIT COMMITTEE
Oversees the risk management framework, including risk assessment and risk management policies and procedures established by management to identify, evaluate, measure and manage existing and potential risks faced by the Company, including major financial, operational, privacy, cybersecurity, competition, regulatory, fraud and compliance risks. This committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal control or auditing matters and the confidential, anonymous submission by our employees and third parties of concerns related to those matters and any infringement of the MELI Code.
	COMPENSATION COMMITTEE Oversees the management of risks relating to our executive compensation plans and arrangements.	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Oversees the management of risks associated with the composition and independence of our board, our corporate governance policies and guidelines.

MANAGEMENT

RISK COMMITTEE
This committee assists the board of directors, through the audit committee, in monitoring and managing financial risks, non-financial risks, including, without limitation, those related to emerging technologies, and disruptive scenarios that could affect the Company’s business continuity. The committee’s scope is cross-functional, cross-businesses and cross-geographical, reflecting the scale and complexity of the Company’s operations.
This committee meets quarterly and is composed of the CFO, Fintech President, and the heads of the following areas: Marketplace, Shipping, Corporate Affairs, Risk & Compliance, Data Privacy, Information Security, Anti Money Laundering & Sanctions, Legal & Government Relations, Fintech Product Development, Commerce Product Development and IT Infrastructure.

AREAS INVOLVED IN THE OVERSIGHT OF SPECIFIC RISKS
Certain key risks are overseen by specialized areas of the Company. This is the case with respect to cybersecurity risks (Information Security), antitrust and data privacy risks (Legal and Governmental Relations), environmental risks (Sustainability), infrastructure risks (Loss Prevention) and human capital risks (People), among others.
INTERNAL AUDIT Our internal audit department is responsible for monitoring and evaluating periodically the framework implemented for the Company's risk management.

RISK & COMPLIANCE AREA
This area is responsible for implementing the overall risk management, anti-money laundering and terrorism financing program and ethics & compliance management system, and for advising the risk owner areas for its proper execution. The head of our risk & compliance area reports to the Corporate Affairs Executive Vice President and to the risk committee.

COUNTRY RISK COMMITTEES
In compliance with local regulations (mainly related to our fintech business and/ or anti-money laundering), we have set up country Risk or AML committees in Brazil, Mexico, Chile, Argentina, Uruguay and Colombia that are composed of senior management members of the respective country. Their scope is limited to country-specific risks and they meet quarterly. The issues discussed at country risk committees may, depending on their nature and their potential to impact other countries, be reported to the risk committee.

28	2026 Proxy Statement	MercadoLibre

CORPORATE GOVERNANCE
Risk Oversight Processes
Our risk oversight processes are aligned with best practices established by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and ISO 31,000, and are consistent with the corporate culture of MercadoLibre.
Every year, we
■Evaluate the Company’s appetite for risk with respect to the categories defined in our risk catalog. The results of such evaluation impact the approach that the Company takes to identify risks (i.e., accept, avoid, transfer, or reduce).
■Design our annual risk assessment plan to identify and assess risks resulting from:
i.Changes to regulatory, economic, technological, and social context impacting our business (based on external expert information and/or advice).
ii.MercadoLibre’s business plan (with special focus on new businesses, products, markets and/or processes, or changes to existing ones).
iii.Senior management’s main concerns on new and/ or existing risks (captured through self-assessment questionnaires, interviews, surveys, workshops, management information and equivalent tools).
iv.Incidents and losses that occurred during the past year.
v.Risk assessment results of prior years.
vi.Internal and/ or external audit reports.
vii.Internal investigations findings.
■Define the response to identified risks (inherent risks), according to a cost-benefit analysis and aimed at reaching the residual risk aligned with the level of risk that the Company is willing to accept (risk appetite).
■Monitor the risk management process and follow up on the responses and action plans.
Quarterly,
■The risk & compliance area informs the risk committee of the risks, responses, and established action plans resulting from the execution of the annual risk assessment plan. Likewise, it reports to the risk committee the evolution of mitigation plans on main risks, and the need to define new action plans, if necessary.
■The head of risk & compliance reports to the audit committee about any complaints and/ or concerns submitted through the whistleblower hotline in relation to accounting, internal control or auditing matters, and infringements to the MELI Code.
Periodically, the audit committee (directly and/ or through its chairman) is informed about major risk exposures, and the action plans taken to manage such exposures.
CYBERSECURITY RISK OVERSIGHT
The cybersecurity risk management processes described below are managed by our Cybersecurity VP, who serves as Chief Information Security Officer. Our cybersecurity risk management processes incorporate frameworks aligned with recognized cybersecurity and cyber risk established frameworks.
As part of our overall risk management principles and processes, we maintain a comprehensive process for assessing, identifying, and managing material risks from cybersecurity threats, including risks relating to disruption of technology infrastructure and business operations, risks relating to artificial intelligence-related cybersecurity threats, intellectual property theft, fraud, harm to employees or customers, violation of privacy laws and confidentiality, other litigation and legal risks, and reputational risk.
The Company’s cybersecurity processes undergo a formal evaluation by the Cybersecurity VP annually. The audit committee bears the primary responsibility for overseeing cybersecurity risks and threats. To fulfill this responsibility, the audit Committee, assisted, as appropriate, by the risk committee, oversees the risk management framework. This includes the risk assessment and risk management policies and procedures established by management to identify, evaluate, measure, and manage existing and potential cybersecurity risks faced by the Company. Our Cybersecurity VP presents security risk matters to the risk committee on an as-needed basis and to the Audit committee annually and on an as-needed basis.

MercadoLibre	2026 Proxy Statement	29

CORPORATE GOVERNANCE
CYBERSECURITY HIGHLIGHTS
■The foundation of our cybersecurity model is based on four criteria: (i) “Zero Trust” (e.g., a model based on continuous validation of users and devices), (ii) analysis of abnormal or unusual behavior, (iii) automatic response, and (iv) decentralization.
■Comprehensive Risk Management Process: The Company implements a robust process to assess, identify, and manage material cybersecurity risks, including threats to technology infrastructure, intellectual property theft, and reputational risks.
■Cybersecurity Framework: The risk management framework includes critical security pillars such as data security, identity management, cloud security, and incident response, all aligned with established cybersecurity models.
■Annual Reviews and External Audits: Regular assessments (ISO/IEC 27001 and PCI-DSS) are conducted with certified external auditors to evaluate the effectiveness of payment information security controls.
■Proactive Incident Response: The incident response strategy follows best practices, focusing on proactive and automatic response, preparation and prevention, detection and analysis, containment, eradication, recovery and postmortem activity from security incidents.
■Employee Training and Simulation: Mandatory training sessions and simulations on social engineering, phishing, and ransomware attacks are implemented, along with penetration testing and bug bounty programs to enhance security measures.
■Third-Party Risk Management: The framework includes the management of risks associated with third parties, evaluating security and data privacy risks arising from interactions with critical suppliers.
Board Effectiveness and Director Performance Reviews
It is important to us that our board and its committees are performing effectively and in the best interests of our Company and our stockholders. The nominating and corporate governance committee annually leads the process of evaluating the performance of the board as a whole and each committee performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations. As part of this annual self-assessment, directors are able to provide feedback on the performance of other directors. Our lead independent director follows up on this feedback and takes such further action with directors receiving comments and other directors as he deems appropriate.
Succession Planning
The board recognizes the importance of effective executive leadership to MercadoLibre’s success, and meets to discuss executive succession planning annually or more frequently as it deems appropriate. As part of this process, our board reviews the capabilities of our senior leadership and identifies and discusses potential successors for members of our executive team, including the CEO. Our board, together with the nominating and corporate governance committee, leads the succession-planning process for our CEO and other senior officers. When reviewing possible internal candidates, the board and/or the nominating and corporate governance committee considers, among other factors, the candidate’s readiness and potential, the candidate’s demonstrated skills and competencies, the candidate’s lack of experience and potential need for additional training, whether the candidate satisfies the criteria for qualifications and selection of director candidates, and a plan for adequate exposure to the board.
Outside Advisors
The board and each of its committees may retain outside advisors and consultants of their choosing at our expense. The board does not need to obtain management’s consent to retain outside advisors.
Directors Attendance at Meetings of our Board of Directors and Board Committees
Our board held seven meetings and took three actions by written consent during the fiscal year ended December 31, 2025. All of our directors attended 85% or more of the aggregate of all meetings of the board of directors and the board committees on which they served during 2025.

30	2026 Proxy Statement	MercadoLibre

CORPORATE GOVERNANCE
Attendance at Annual Meetings
We do not have a policy regarding director attendance at annual meeting of our stockholders. Two members of our board of directors attended our 2025 Annual Meeting of Stockholders.
Formal Closed Sessions
At the conclusion of each regularly scheduled board meeting, the independent directors have the opportunity to meet without our management or the other directors. The lead independent director leads these discussions.
Director Compensation
Director compensation is determined by our board following a recommendation from our compensation committee. Only the directors who our board determines to be independent directors receive compensation for their service.
On August 2, 2022, the board, upon the recommendation of our compensation committee, approved a director compensation program for our independent directors for service during the one year periods commencing at the Company’s annual stockholders’ meeting in 2022, 2023 and 2024. For service during the one year period commencing at the Company’s annual shareholders’ meeting in 2024, each independent director received an annual cash retainer fee for board services and a grant of shares of restricted stock. The cash retainer fee consisted of a fixed cash payment of $72,000. The shares of restricted stock (“Shares”) had a target value equal to $120,000, based on the average price paid by the Company to repurchase shares of its common stock in connection with the anticipated delivery of Shares to its directors (excluding any fees or expenses incurred by the Company in the course of effectuating the award of Shares). The Shares were subject to forfeiture and transfer restrictions until the date of the annual stockholders’ meeting taking place in the year after the year during which the independent director was granted such shares. Additionally, the board reapproved the payment of additional annual cash retainer fees to each individual serving the board in one of the following capacities.

Lead independent director	$30,000
Audit committee chair	$21,913
Compensation committee chair	$21,913
Nominating and corporate governance committee chair	$15,000
The compensation committee reviews our director compensation policy every three years with the primary objective of matching compensation levels to the relative demands associated with serving on our board and its various committees. During this review, the compensation committee considers input from the Company’s compensation consultant and also engages in peer benchmarking.
On July 29, 2025, the board, upon the recommendation of our compensation committee, approved the Company’s 2025 Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan”) and a director compensation program for our independent directors for service during the one year periods commencing at the Company’s annual stockholders’ meeting in 2025, 2026 and 2027 (or, to the extent applicable for any independent director whose service did not commence at the Company’s annual stockholders’ meeting (a “New Director”), for the portion of the one year period that such New Director served on the Board). Under the terms of the director compensation program, for each full year of service each independent director will receive (i) a cash retainer fee of $90,000 and (ii) an equity award grant having a value equal to $150,000, based on the market value of the Company’s stock (as described below). The equity awards shall be in the form of either (i) shares of common stock of the Company, $0.001 par value per share (“Common Stock”), granted in the form of restricted stock generally subject to forfeiture and transfer restrictions until the date of the first annual stockholders’ meeting taking place following the delivery date of such Shares (“Restricted Stock”) or (ii) restricted stock units (“RSUs”), which will vest on the date of the first annual stockholders’ meeting taking place following the grant date of such units and for which settlement may be deferred pursuant to the terms of the Company’s 2025 Non-Employee Director Deferred Compensation Plan. Additionally, the board re-approved the payment of additional annual cash retainer fees to each individual serving the board in one of the capacities previously mentioned (in the same amounts previously mentioned).

MercadoLibre	2026 Proxy Statement	31

CORPORATE GOVERNANCE
The market value of the equity awards granted under the director compensation program approved in 2025 are based on (i) for awards delivered in 2025, the average price paid by the Company to repurchase Common Stock on August 7, 2025, (ii) for awards delivered in 2026, the average price that will be paid by the Company to repurchase Common Stock on June 12, 2026, (iii) for awards delivered in 2027, the average price that will be paid by the Company to repurchase Common Stock on June 11, 2027, and (iv) for awards delivered to New Directors, the average price paid by the Company on the date that the Company repurchases Common Stock in connection with the anticipated delivery of an equity award to such New Director, in each case excluding any fees or expenses incurred by the Company in the course of effectuating the award, provided in the event the Company does not repurchase Common Stock in connection with the grant of an equity award to a New Director, the market value shall be equal to the Fair Market Value, as defined in the Company's Amended and Restated 2009 Equity Incentive Plan. Equity awards are granted pursuant to such Plan.
Both the cash and equity-based compensation will be prorated in the event that any independent director does not complete the full year of service for which such compensation is due, including for any independent director whose service did not commence at the Company’s annual stockholders’ meeting.
Directors who are not classified as independent directors by our board do not receive any compensation for their service as directors on our board. We reimburse our non-employee directors for travel and other reasonable out-of-pocket expenses incurred in attending meetings of our board and its committees.
The following table summarizes the compensation of each of our non-employee directors for the fiscal year ended December 31, 2025. Mr. Nicolás Galperin received no compensation for his service on the board, in accordance with our policy, as he was not deemed to be an independent director during the relevant period. Therefore, Mr. Nicolás Galperin is not included in this table.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2) (3)	All Other Compensation ($)(4)	Total ($)

Alejandro Nicolás Aguzin	87,517	149,898	8,049	245,464
Emiliano Calemzuk	148,480	149,898	—	298,378
Henrique Dubugras	81,567	149,898	—	231,465
Martín Lawson(5)	45,051	149,898	3,981	198,930
Andrea Mayumi Petroni Merhy(6)	36,516	—	3,877	40,393
Richard Sanders	81,567	149,898	7,857	239,322
Susan Segal	81,567	149,898	—	231,465
Stelleo Passos Tolda(7)	73,481	168,635	—	242,116
Total	635,746	1,068,023	23,764	1,727,533
1.The amounts in this column include all fees earned for fiscal year 2025, as described above, and additional cash retainers for committee chairs and the lead independent director. As a result, the amounts include (i) the portion of the fees earned under the 2025 Director Compensation Program for the period of June to December, 2025 and (ii) the portion of the fees earned under the 2024 Director Compensation Program for the period of January to June, 2025.
2.The amounts in this column include the fair value at the grant dates for stock awards granted during fiscal year 2025, calculated in accordance with FASB ASC Topic 718. In connection with the adoption of the Deferred Compensation Plan, each non-employee director was required to elect whether to receive their equity compensation in the form of restricted stock or RSUs. Messrs. Dubugras, Tolda and Ms. Segal elected to receive and defer the settlement of RSU awards granted during 2025 in accordance with the terms of the Deferred Compensation Plan. All other directors received their equity compensation in the form of restricted stock and did not elect to participate in the Deferred Compensation Plan.

32	2026 Proxy Statement	MercadoLibre

CORPORATE GOVERNANCE
3.As of December 31, 2025, each non-employee director who served on our Board during 2025 held the following shares of Common Stock underlying RSU or restricted stock awards, as applicable:

Name	Grant Date	Grant Type	Number of Shares of Common Stock Underlying Award

Alejandro Nicolás Aguzin	August 7, 2025	Restricted stock	64
Emiliano Calemzuk	August 7, 2025	Restricted stock	64
Henrique Dubugras	August 7, 2025	RSUs	64
Martín Lawson	August 7, 2025	Restricted stock	64
Richard Sanders	August 7, 2025	Restricted stock	64
Susan Segal	August 7, 2025	RSUs	64
Stelleo Passos Tolda	August 7, 2025	RSUs	64
Stelleo Passos Tolda	August 7, 2025	Restricted stock	8
4.The amounts in this column include the tax gross-ups paid or estimated to be paid by the Company on behalf of our non-US resident directors. These amounts include actual payments made in June 2025 for the period of January to June 2025, and estimated payments the Company expects to make in June 2026 for the period of June to December 2025.
5.Mr. Lawson was elected as a Class III director of our Company at the 2025 Annual Meeting.
6.Ms. Petroni’s term as a director expired at the conclusion of the 2025 Annual Meeting.
7.Effective April 14, 2025, the Nominating & Corporate Governance Committee determined Mr. Passos Tolda to be an independent director. Accordingly, he became eligible to receive director compensation as of such date, and his compensation for the service year during which such determination was made was pro-rated accordingly.

MercadoLibre	2026 Proxy Statement	33

ADDITIONAL

GOVERNANCE

MATTERS
MELI Code of Ethics
Our board has adopted the MELI Code that applies to our officers, directors and employees. Among other matters, our Code is designed to deter wrongdoing and to promote:
■honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
■full, fair, accurate, timely and understandable disclosure in our SEC filings and other public communications;
■compliance with applicable governmental laws, rules and regulations;
■prompt internal reporting of violations of the Code to appropriate persons identified in the Code; and
■accountability for adherence to the Code.
We carry out an internal process to obtain each of our employees´ formal acceptance of the Code. Employees are required to complete two mandatory online trainings to ensure they are aware of the Code and its requirements. Collectively, the trainings cover ethical business standards that MercadoLibre requires of its employees such as anti-corruption guidelines, conflict of interest and confidential information standards and procedures, among others.
Our audit committee must approve any waiver of the Code for our executive officers or directors, and any waiver shall be promptly disclosed. We intend to satisfy the disclosure requirement under Item 5.05 of the Current Report on Form 8-K relating to amendments to or waivers from any provision of the Code applicable to our CEO and CFO by posting the required information on our investor relations section of our website.
We have also have a Code of Ethics for suppliers and business partners. This Code of Ethics for suppliers and business partners communicates MELI's standards and expectations for our value chain, highlighting our mission and the positive impact we strive to create within the community. Additionally, it addresses the key risks we have identified as a company when engaging with third parties.
The Code of Ethics for suppliers and business partners must be signed by all our suppliers and business partners at the onset of our commercial relationship.
Transparency
We believe it is important that our stockholders understand our governance practices. In order to help ensure the transparency of our practices, we have posted information regarding our corporate governance procedures on our investor relations website.

34	2026 Proxy Statement	MercadoLibre

ADDITIONAL GOVERNANCE MATTERS
Corporate Hotline
We have an anonymous and confidential whistleblower hotline for employees and third parties to report illegal or unethical behaviors. Complaints received through the hotline are analyzed and investigated by a compliance team appointed by the Head of Risk and Compliance for that purpose. If the investigation confirms any wrongdoing, a report is issued to management with a recommendation of corrective actions that aim to remedy the situation and/or identify and control any other irregularities. Management then considers the recommendations in the report and implements steps to remediate.
Director Independence and Family Relationships
NASDAQ rules require listed companies to have a board of directors with at least a majority of independent directors. Under NASDAQ’s rules, in order for a director to be deemed independent, our board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities as a director of our Company. As part of our corporate governance guidelines, our board has adopted guidelines setting forth categories of relationships that it has deemed material for purposes of making a determination regarding a director’s independence. On an annual basis, each member of our board is required to complete a questionnaire designed to provide information to assist our board in determining whether the director is independent under NASDAQ rules and our corporate governance guidelines. Our board has determined that each of Messrs. Calemzuk, Passos Tolda, Aguzin, Dubugras, Sanders, Lawson and Mses. Segal and former director, Petroni, are independent under the listing standards of NASDAQ and our corporate governance guidelines. Our governance guidelines require any director who has previously been determined to be independent to inform the chairman of our board and our corporate secretary of any change in circumstance that may cause his or her status as an independent director to change.
Other than our Executive Chairman and Mr. Nicolás Galperin, who are brothers, there are no family relationships among our officers and directors, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.
The board has determined that all our directors nominated for election at our 2026 Annual Meeting are independent under the listing standards of NASDAQ and our corporate governance guidelines.
Conflicts of Interest
We expect our directors, executives and employees to conduct themselves with the highest degree of integrity, ethics and honesty. MercadoLibre’s credibility and reputation depend upon the good judgment, ethical standards and personal integrity of each director, executive and employee. In order to better protect MercadoLibre and its stockholders, we provide simple and readily available channels for any employee to report any potential conflict of interest and we periodically review our Code to ensure that it provides clear guidance to our directors, executives and employees.
Anti-Hedging and Anti-Pledging Policies and Practices
Pursuant to our Insider Trading Policy, discussed in more detail below, our directors, executive officers, vice presidents and certain other persons as our General Counsel may designate from time to time are strongly discouraged from engaging in hedging transactions with respect to Company securities. Such persons are also strongly discouraged from pledging Company securities in any way as collateral for a loan or from holding Company securities in a margin account. In addition, MercadoLibre requires all such persons to refrain from entering into any of the aforementioned transactions, even during the trading window, unless they have pre-cleared the transaction with General Counsel. Short sales of Company securities are prohibited for our directors and all of our employees (including officers).

MercadoLibre	2026 Proxy Statement	35

ADDITIONAL GOVERNANCE MATTERS
Insider Trading Policy
We have an insider trading policy (“Insider Trading Policy”) that governs the purchase, sale, and other dispositions of our securities by directors, officers, employees, and temporary employees, such person’s related parties, and independent consultants and contractors of the Company who have access to material, non-public information of the Company and its subsidiaries (collectively, “Company Persons”). The Insider Trading Policy is aimed at promoting compliance with insider trading laws and regulations. Our Insider Trading Policy specifically prohibits insiders (as such term is defined in the Insider Trading Policy) from engaging in short sales; it also strongly discourages insiders from engaging in transactions in publicly traded or privately created options as well as hedging and pledging as described above. While Company Persons who are not insiders are not prohibited from engaging in the forgoing types of short-term or speculative transactions if the transaction is otherwise made in compliance with applicable law and the other provisions of the Insider Trading Policy, MercadoLibre strongly discourages all such persons from engaging in any such transactions. A copy of our Insider Trading Policy was filed as Exhibit 19 to our last Annual Report on Form 10-K.
Certain Relationships and Related Transactions
INDEMNIFICATION AGREEMENTS
We have entered into indemnification agreements with each of our directors and executive officers that obligate us to indemnify them to the fullest extent permitted by Delaware law.
REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES
The board has delegated to the audit committee the responsibility to review and approve all transactions or series of transactions in which we or a subsidiary is a participant, the amount involved exceeds $120,000 and a “related person” (as defined in Item 404 of Regulation S-K) has a direct or indirect material interest. As set forth in the audit committee charter, transactions that fall within this definition will be referred to the audit committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the audit committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of our Company.
There are no relationships or transactions with related persons during fiscal year 2025 that are required to be disclosed in this Proxy Statement under SEC rules.

36	2026 Proxy Statement	MercadoLibre

EXECUTIVE

OFFICERS

Our executive officers serve at the discretion of our board, and serve until their successors are elected and qualified or until their earlier death, resignation or removal. Our former Chief Executive Officer, Marcos Galperin, transitioned to a new role as Executive Chairman of the Board effective January 1, 2026, and on such date Ariel Szarfsztejn was appointed as our new CEO. The following table contains information regarding our executive officers as of April 23, 2026.

Name	Age	Position

Ariel Szarfsztejn	44	Chief Executive Officer
Martín de los Santos	56	Executive Vice President and Chief Financial Officer
Osvaldo Giménez	55	Fintech President
Daniel Rabinovich	48	President of Technology and Operations
Marcelo Melamud	55	Senior Vice President and Chief Accounting Officer
Juan Martín de la Serna	59	Executive Vice President - Corporate Affairs
Agustín Costa	44	Executive Vice President - Shipping
Fernando Yunes	50	Executive Vice President - Marketplace
CHIEF EXECUTIVE OFFICER

KEY

QUALIFICATIONS
Ariel Szarfsztejn has been our Chief Executive Officer since January 2026. From April 2024 to December 2025, he served as Commerce President. Prior to this appointment, he served as an Executive Vice President of Commerce, a position to which he was appointed in January 2022. He joined MercadoLibre in 2017 as Vice President of Strategy and Corporate Development. Then, from 2018 to 2020, he was Vice President of Mercado Envios, and from 2020 to 2021, Senior Vice President and head of Mercado Envios. Before joining MercadoLibre, Mr. Szarfsztejn worked at Despegar.com where he was responsible for managing the hotels business unit. Prior to that, he spent several years leading strategy consulting projects for Boston Consulting Group in Latin America.

EDUCATION
■Master of Business Administration, Stanford University Graduate School of Business
■Bachelor’s degree in Economics (cum laude), University of Buenos Aires

MercadoLibre	2026 Proxy Statement	37

EXECUTIVE OFFICERS
EXECUTIVE VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER

KEY

QUALIFICATIONS
Martín de los Santos has been our Executive Vice President and Chief Financial Officer since January 2024. Prior to his appointment, he served as our Senior Vice President and Chief Financial Officer, a position to which he was appointed in August 2023. He joined MercadoLibre in 2013 as Vice President of Strategy and Corporate Development. Then, from 2017 to 2023, Mr. de los Santos was Senior Vice President of Mercado Crédito. Before joining MercadoLibre, Mr. de los Santos held positions at Vostu, IMPSA, Merrill Lynch, McKinsey & Co. and Goldman Sachs. He also served as an independent director of MercadoLibre from 2008 until his resignation in 2013.

EDUCATION
■Master of Business Administration, Stanford University
■Bachelor of Business Administration, University of North Carolina at Chapel Hill

PRESIDENT OF FINTECH

KEY

QUALIFICATIONS
Osvaldo Giménez has been our Fintech President since August 2020. Prior to this appointment, he was responsible for Mercado Pago operations, a position to which he was appointed in February 2004. Mr. Giménez joined MercadoLibre in January 2000 as country manager of Argentina and Chile. Before joining us, Mr. Giménez was an associate in Booz Allen and Hamilton and worked for Santander Investments in New York.

EDUCATION
■Master of Business Administration, Stanford University
■Bachelor of Science in Industrial Engineering, Buenos Aires Technological Institute

PRESIDENT OF TECHNOLOGY AND
OPERATIONS

KEY

QUALIFICATIONS
Daniel Rabinovich has been our President of Technology and Operations since 2026. Prior to this appointment, he served as our Executive Vice President and Chief Operating Officer, a position to which he was appointed in 2020. Prior to this appointment, he served as our Chief Technology Officer, a position to which he was appointed in 2011. Before his appointment as Chief Technology Officer, Mr. Rabinovich served as our Vice President of product development since 2009, and as Director of Product Development from 2007 to 2009, having joined MercadoLibre in March 2000 as an application developer. Before joining us, he performed several software development tasks at PeopleSoft.

EDUCATION
■Masters in Technology and Telecommunications Services Management, Universidad de San Andres
■Bachelor’s degree in Information Systems (cum laude), University of Buenos Aires

38	2026 Proxy Statement	MercadoLibre

EXECUTIVE OFFICERS
SENIOR VICE PRESIDENT AND
CHIEF ACCOUNTING OFFICER

KEY

QUALIFICATIONS
Marcelo Melamud is a Senior Vice President and has served as our Chief Accounting Officer since August 2008. Prior to this appointment, Mr. Melamud served as our Vice President — Administration and Control, a position to which he was appointed in April 2008. From July 2004 through March 2008, he served as the Director of Finance of MDM Hotel Group, a developer, owner and operator of Marriott branded hotels in Miami, Florida. From July 1998 through July 2004, Mr. Melamud worked in various finance roles for Fidelity Investments, a provider of investment products and services. During his work at Fidelity Investments, Mr. Melamud served as the Director of Finance of the World Trade Center Boston/Seaport Hotel and he also served as the Director of Finance of MetroRed Telecom Group Ltd., a fiber-optic telecommunication provider of data, value added and hosting services within Latin America.

EDUCATION
■Masters of Business Administration, Olin Graduate School of Business at Babson College
■Certified Public Accountant in Argentina

EXECUTIVE VICE PRESIDENT -
CORPORATE AFFAIRS

KEY

QUALIFICATIONS
Juan Martin de la Serna is an Executive Vice President in charge of Corporate Affairs and is President of our Argentina business since 2020. Prior to this appointment, he served as Business Development Manager from 1999 until 2001, Head of Category Management from 2001 to 2004, Country Manager responsible for overseeing the Company's operations in Argentina, Uruguay, Ecuador, Perú, Costa Rica, Panamá and Dominican Republic from 2004 to 2012 and Senior Vice President of Mercado Envíos from 2012 to 2020. Before joining us, Mr. de la Serna worked in financial markets for more than 10 years. He was also President of the Argentine Chamber of Commerce (Cámara Argentina de Comercio Electrónico) (CACE) in 2009.

EDUCATION
■Economics degree, University of Buenos Aires

MercadoLibre	2026 Proxy Statement	39

EXECUTIVE OFFICERS
EXECUTIVE VICE PRESIDENT -
SHIPPING

KEY

QUALIFICATIONS
Agustín Costa has been our Executive Vice President of Shipping since January 2026. Prior to this appointment, he led the logistics network planning and development team, and originally joined MercadoLibre in 2022. Before joining MercadoLibre, Mr. Costa spent nearly 17 years at the Boston Consulting Group, where he served as Managing Director and Partner, leading the Operations and Industrial Goods practice for the Spanish-speaking Southern Cone.

EDUCATION
■Master of Business Administration with distinction, Harvard Business School
■Degree in Industrial Engineering, ITBA

EXECUTIVE VICE PRESIDENT -
MARKETPLACE

KEY

QUALIFICATIONS
Fernando Yunes has been our Executive Vice President of Marketplace since January 2026. He joined MercadoLibre in 2020, and has since played an instrumental role in strengthening the Company's leadership in Brazil and leading the integration of the marketplace, financial services, digital advertising, and logistics departments. Before joining MercadoLibre, Mr. Yunes served as CEO of Sem Parar, where he led the company's digital transformation and market expansion. Prior to that, he held senior roles at Whirlpool, Bain & Company, and Promon, accumulating over 25 years of experience across technology, consumer goods, and strategic consulting.

EDUCATION
■Executive Education Programs, Hyper Island and Kellogg Executive Education
■Master of Business Administration, Ross School of Business at the University of Michigan
■Degree in Mechanical Engineering, Unicamp
■Degree in Business Administration, PUC-Campinas

40	2026 Proxy Statement	MercadoLibre

DELINQUENT

SECTION 16(A)

REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership of our common stock with the SEC. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file.
Based solely upon review of the copies of such reports furnished to us or prepared by us and written representations that no other such reports were required, we believe that during the period from January 1, 2025 through December 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10% beneficial owners were complied with on a timely basis. For the period from January 1, 2026 through the date of this proxy statement, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10% beneficial owners have been complied with on a timely basis, except for Forms 3 for Agustín Costa and Fernando Yunes reporting their beneficial ownership of securities upon becoming Section 16 officers of the Company, which were due on January 12, 2026, and were filed on January 13, 2026, as a result of unexpected delays in obtaining their SEC filing codes.

MercadoLibre	2026 Proxy Statement	41

BENEFICIAL	OWNERSHIP	OF	OUR

COMMON STOCK
The following tables set forth information, as of April 14, 2026, regarding the beneficial ownership of our common stock. This information is based solely on SEC filings made by the individuals and entities by that date and upon information submitted to us by our directors and executive officers, and includes:
■each person that is known by us to be a beneficial owner of more than 5% of our outstanding equity securities;
■each of our named executive officers;
■each of our directors; and
■all directors and current executive officers as a group.
Except as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares shown as beneficially owned by the stockholder. Unless indicated otherwise in the footnotes, the address of each individual listed in the table is c/o MercadoLibre, Inc., WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300.

	Total Common Stock(1)

Name and Address of Beneficial Owner	Number (#)	Percentage (%)

Five percent stockholders(1):
Baillie Gifford & Co.(2)	3,784,477	7.46
Galperin Trust(3)	3,550,136	7.00
Directors and executive officers:
Marcos Galperin(4)	35	*
Martín de los Santos	410	*
Ariel Szarfsztejn(5)	76	*
Daniel Rabinovich	—	—
Osvaldo Giménez(6)	18,402	*
Emiliano Calemzuk(7)(8)	427	*
Nicolás Galperin	—	—
Richard Sanders(7)	414	*
Susan Segal(9)	789	*
Stelleo Passos Tolda(9)(10)(11)	97,933	*

42	2026 Proxy Statement	MercadoLibre

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

	Total Common Stock(1)

Name and Address of Beneficial Owner	Number (#)	Percentage (%)

Alejandro Nicolás Aguzin(7)	4,755	*
Henrique Dubugras(9)	440	*
Martin Lawson(7)(12)	5,905	*
All current directors and executive officers as a group (17 persons)	129,974	*
*    Indicates less than 1% ownership.
1.Based on an aggregate amount of 50,697,182 shares of our common stock issued and outstanding as of April 14, 2026.
2.According to a Schedule 13G/A filed on April 30, 2025 by Baillie Gifford & Co., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, UK (“Baillie Gifford”), a non-U.S. institution, Baillie Gifford is the beneficial owner of 3,784,477 shares of our common stock. Baillie Gifford has sole voting power over 2,836,253 shares of our common stock and sole dispositive power over 3,784,477 shares of our common stock. Securities reported on the Schedule 13G/A as being beneficially owned by Baillie Gifford are held by Baillie Gifford and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients.
3.According to a Schedule 13D/A filed on November 1, 2024 jointly by Meliga No. 1 LP, Meliga No.1 Corp., Galperin Trust /SD, Corpag Trust South Dakota Inc., and Volorama Stichting (each, a “Reporting Person” and collectively, the “Reporting Persons”). The principal business address of Galperin Trust /SD and Corpag Trust South Dakota Inc. is 3500 S 1st Ave Circle Suite 255, Sioux Falls, SD 57105. The principal business address of Meliga No. 1 LP and Volorama Stichting is Zuidplein 116, Tower H, 14th floor, 1077 XV Amsterdam, The Netherlands. The principal business address of Meliga No. 1 Corp. is Palm Grove House, 3rd Floor, Road Town, Tortola, British Virgin Islands. The Reporting Persons, on a combined basis, are the beneficial owners of an aggregate of 3,550,136 shares of our common stock and have shared voting power and shared dispositive power over 3,550,136 shares of our common stock.
4.Represents shares of common stock owned directly by Mr. Galperin from a pro rata distribution from Kaszek Ventures Opportunity II, L.P., of which he is a non-managing member.
5.Includes one share of common stock in the form of 60 MercadoLibre, Inc. CEDEARs.
6.Corresponds to 18,385 and 17 shares of common stock held indirectly through by Mare Nostrum Group Inc. and Delne Company S.A., respectively. The 17 shares of common stock are from a pro rata distribution from Kaszek Ventures Opportunity II, L.P., of which he is a non-managing member.
7.Includes 64 shares of common stock, subject to forfeiture and transfer restrictions until the 2026 Annual Meeting of the stockholders of MercadoLibre, Inc.
8.Includes 170 shares of common stock owned indirectly through a retirement account.
9.Includes 64 restricted stock units that are scheduled to vest at the 2026 Annual Meeting of Stockholders of MercadoLibre, Inc. (within 60 days of the Record Date). Pursuant to the Company’s 2025 Non-Employee Director Deferred Compensation Plan, the director has elected to defer the settlement of these units until the termination of all substantial service with the Company. Consequently, while these units are included in the beneficial ownership total, the underlying shares will not be issued until such termination.
10.Includes 8 shares of common stock, subject to forfeiture and transfer restrictions until the 2026 Annual Meeting of the stockholders of MercadoLibre, Inc. granted to Mr. Passos Tolda as compensation for his service as an independent director on the board of directors of MercadoLibre, Inc. prior to the 2025 annual meeting of the stockholders of MercadoLibre, Inc.
11.Includes 20,000 shares of common stock related to a prepaid variable forward sale contract entered by Mr. Passos Tolda on June 5, 2023, amended on August 22, 2025, with an unaffiliated third party buyer (the "counterparty") relating to a maximum of 20,000 shares of the Company’s common stock (the "Number of shares"). The amended contract obligates Mr. Passos Tolda to deliver to the counterparty up to 20,000 shares of the Company’s common stock (or, at Mr. Passos Tolda's election, an equivalent amount of cash) following the maturity date of the contract, which is August 20, 2027. In exchange for assuming this obligation, Mr. Passos Tolda received a cash payment following entry into the contract and in connection with the amended contract, Mr. Tolda made a cash payment to the counterparty. Mr. Passos Tolda pledged 20,000 shares of MercadoLibre, Inc. common stock to secure his obligations under the contract, and retained dividend and voting rights in such shares during the term of the pledge, subject to the counterparty's exercise of default remedies. The number of shares to be delivered by Mr. Passos Tolda on the settlement date will depend upon the relationship between the volume-weighted average price of the common stock on the maturity date (the "settlement price"), and the forward floor price and the forward cap price.
12.Includes 1,769 shares of common stock owned indirectly. Additionally, includes 465 unvested shares of common stock that are subject to forfeiture and transfer restrictions.

MercadoLibre	2026 Proxy Statement	43

EXECUTIVE

COMPENSATION

Compensation Discussion and Analysis
In this section, we describe and discuss our executive compensation program, including our philosophy to align our executive officers’ incentive compensation with stockholder value creation, the material elements of and total compensation paid to each of our named executive officers in 2025 and the processes used by our compensation committee when making compensation decisions.

The named executive officers of the Company for fiscal year 2025 are:
■Marcos Galperin*, President and Chief Executive Officer
■Martín de los Santos, Executive Vice President and Chief Financial Officer
■Osvaldo Giménez, Fintech President
■Daniel Rabinovich, Executive Vice President and Chief Operating Officer
■Ariel Szarfsztejn, Commerce President

*    References to the “CEO” or “chief executive officer” in this Compensation Discussion & Analysis refer to Mr. Galperin. On January 1, 2026, Ariel Szarfsztejn took on the position of Chief Executive Officer, while Marcos Galperin moved into the role of Executive Chairman. Please see the “CEO Transition and Leadership Continuity” section of the Executive Summary above for information regarding the CEO transition.
The Executive Summary below provides an overview of our performance during 2025 and its correlation to our compensation decisions and practices.
EXECUTIVE SUMMARY
EXECUTIVE COMPENSATION PROGRAM PHILOSOPHY AND OBJECTIVES
We operate in a rapidly evolving and highly competitive market that requires a highly qualified executive management team with strong operational skills. Our executive compensation philosophy is designed to align the compensation of our named executive officers with our business objectives and reward performance over both the short- and long-term. In evaluating the individual components of overall compensation for each of our named executive officers, the compensation committee reviews not only the individual elements of compensation, but also total compensation. By design, a significant portion of all NEOs’ compensation awarded under our executive compensation program is contingent upon Company and individual performance. The committee remains committed to this philosophy of pay-for-performance and will continue to review executive compensation programs for the best methods to promote stockholder value through employee incentives.
We are committed to providing an executive compensation program that supports the following goals and philosophies:
■aligning our management team’s interests with stockholders’ expectations;
■effectively compensating our management team for actual performance over the short and long term;
■attracting and retaining an experienced and effective management team;
■motivating and rewarding our management team to produce growth and performance for our stockholders that is sustainable and consistent with prudent risk-taking and based on sound corporate governance practices; and
■providing competitive levels of target compensation.

44	2026 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
CONSIDERATION OF 2025 STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION
At the 2025 Annual Meeting of Stockholders, stockholders approved our 2024 advisory vote on executive compensation with approximately 83.90% of the votes cast in favor. We believe that strong support of our stockholders for the 2024 say-on-pay vote proposal indicates that our stockholders are generally supportive of our approach to executive compensation. In the future, we will continue to consider the outcome of our say-on-pay votes and other stockholder feedback when making compensation decisions regarding our named executive officers.
STRUCTURE OF OUR 2025 EXECUTIVE COMPENSATION PROGRAM
As discussed in more detail below, our 2025 executive compensation program is comprised of three different compensation elements:

Element of Pay	Description of Element

Base Salary	Annual fixed cash compensation established based on the scope of the responsibilities and individual experience of our named executive officers, taking into account competitive market compensation.

Annual Bonus	Annual cash bonuses to compensate named executive officers for achieving short-term financial and operational goals (Net revenues and financial income, Income from operations, Total payment volume - adjusted, Competitive NPS) during the preceding fiscal year.

Long-Term Retention Program Bonus (“LTRP”)	Long-term cash incentive paid over a six-year period through annual fixed payments as well as annual variable payments that depend on the value of our stock over the six-year period over which the bonus is paid.

HIGHLIGHTS OF OUR EXECUTIVE COMPENSATION PROGRAM IN 2025
In making its compensation decisions for the 2025 performance year, the compensation committee recognized our Company’s 2025 results and the contributions and accomplishments of the named executive officers to our continuing growth story. The following is a summary of the highlights of our 2025 executive compensation program:
■Base salary represents a relatively small percentage of total direct compensation for our named executive officers, with a significant portion of our named executive officers’ remaining compensation based on the Company’s demonstrated performance. As illustrated below, 95.5% of our chief executive officer’s total target direct compensation for our 2025 fiscal year was performance-based and 84.4% of the average total target direct compensation of our other active named executive officers as of December 31, 2025 was performance-based.
■A portion of the compensation awarded under our 2025 executive compensation program is contingent upon both individual and Company performance. In 2025, subject to satisfaction of the Minimum Eligibility Conditions (described under “2025 Annual Bonus Performance Results” below), the total amount of our 2025 chief executive officer’s annual bonus was based on pre-determined Company performance criteria. For each of our other named executive officers, subject to satisfaction of the Minimum Eligibility Conditions, the cash award was partially based on pre-determined Company performance criteria and partially based on a qualitative assessment of individual performance.
■The bonuses granted to our named executive officers under our 2025 LTRP are paid out over a period of six years and subject to forfeiture if a named executive officer retires, resigns or terminates their employment for any reason, or if a named executive officer takes certain specified actions that could adversely affect our business. In addition, 50% of the cash payable under the 2025 LTRP will move in tandem with increases or decreases in our stock price during the six-year period over which the bonus is paid.
■We continue to provide no executive perquisites.

MercadoLibre	2026 Proxy Statement	45

EXECUTIVE COMPENSATION
HOW COMPENSATION DECISIONS ARE MADE

STAKEHOLDERS PROVIDE INSIGHTS	➝	COMPENSATION COMMITTEE UNDERTAKES REVIEW	➝	COMPENSATION PROGRAM FINALIZED

■Management provides feedback, including investor insights and individual performance
■External compensation consultants provide input as requested
■Peer compensation metrics are reviewed for benchmarking
		■Evaluates current compensation ■Analyzes opportunities for enhancements ■Engages compensation consultant and/or other internal and external experts from time to time		■Compensation committee recommends proposed compensation program for Board approval

ROLE OF THE COMPENSATION COMMITTEE
Our compensation committee reviews and sets all compensation programs applicable to our executive officers and directors, our overall compensation strategy for all employees, and the specific compensation of our executive officers on an annual basis. In the course of this review, the compensation committee considers our current compensation programs and whether to modify them or introduce new programs or elements of compensation in order to better meet our overall compensation objectives. The compensation committee has the authority to select, retain and terminate special counsel and other experts (including compensation consultants), as the committee deems appropriate. Our compensation committee has, from time to time, engaged compensation consultants to assist the compensation committee in reviewing and developing recommendations related to fixed and performance-based compensation for our named executive officers as well as the market terms for our LTRP agreements.
ROLE OF EXECUTIVE OFFICERS AND CONSULTANTS
While the compensation committee determines our overall compensation philosophy and sets the compensation of our executive officers, it looks to our chief executive officer and the senior vice president of human resources and the compensation consultants retained by the committee, if any, to work within the compensation philosophy to make recommendations to the compensation committee with respect to both overall guidelines and specific compensation decisions. Each of our chief executive officer and our senior vice president of human resources provides the board and the compensation committee with their perspectives on the performance of our executive officers as part of the annual personnel review and succession planning discussions, and recommends to the compensation committee specific salary amounts for executive officers, other than the chief executive officer, and recommendations on other compensation programs, which the compensation committee considers before making final compensation determinations. Our senior vice president of human resources works closely with the chairman of our compensation committee and attends certain compensation committee meetings to provide perspectives on the competitive landscape and the needs of the business, information regarding our performance, and technical advice.
The compensation committee establishes compensation levels for our chief executive officer on its own or in consultation with the compensation consultants it retains, if any, and our chief executive officer is not present during any of these discussions.
COMPETITIVE CONSIDERATIONS
To set total compensation guidelines, the compensation committee reviews market data of companies against which the compensation committee believes our Company competes for executive talent. The committee believes that it is necessary to consider this market data in making compensation decisions in order to attract and retain top-notch executive talent.

46	2026 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
With the aim of gaining accuracy in our process of compensation benchmarking, in 2025, we carried out a study with Mercer to revisit and introduce changes to our previous compensation peer group based on public information available about the size of revenues, market capitalization and related industry of each selected company, resulting in a list of companies that we considered when analyzing and making decisions relating to our 2025 compensation process. The companies include: Adobe, Inc., Airbnb, Inc., Autodesk, Inc., Block, Inc., Booking Holdings Inc., Coinbase Global, Inc., Discover Financial Services, DoorDash, Inc., eBay Inc., Fidelity National Information Services, Inc., Fiserv, Inc., Intuit Inc., PayPal Holdings, Inc., Shopify Inc., Uber Technologies, Inc., Workday, Inc., Coupang, Inc. and Naspers Limited.
We also participate and analyze different surveys of market compensation practices in our industry and broadly across all industries. To determine 2025 executive officer compensation, our compensation committee takes into consideration information about compensation peers and market survey to craft competitive compensation packages appropriate for our particular executives.
ELEMENTS OF COMPENSATION
The following table summarizes the various elements of compensation paid to our named executive officers, in 2025. Due to the SEC’s reporting requirements, the information set forth in the table below may not correspond with the amounts included in the table under the caption “Summary Compensation Table” below. However, we believe the following summary to be a more accurate reflection of the compensation actually paid in 2025 to our named executive officers.
ELEMENTS OF COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS IN 2025

In U.S. Dollars	Year	Base Salary ($)(1)	Annual Bonus ($)(1)	Long-Term Retention Programs 2020-2025 (Cash) ($)(2)	All Other Compensation ($)(3)	Total ($)(*)

Marcos Galperin President and CEO	2025	592,521	277,088	12,268,318	—	13,137,927
Martín de los Santos Executive VP and CFO	2025	565,111	181,880	2,128,164	3,260	2,878,415
Osvaldo Giménez Fintech President	2025	594,117	286,823	4,195,780	3,260	5,079,980
Daniel Rabinovich Executive VP and COO	2025	574,051	158,258	4,070,105	84,517	4,886,931
Ariel Szarfsztejn Commerce President	2025	647,676	178,555	3,380,799	94,938	4,301,968
*    The table above may not total due to rounding.
1.Base salaries in respect of fiscal year 2025 are paid in U.S dollars for Mr. Galperin, in Argentine pesos for Messrs. Rabinovich and Szarfsztejn and in Uruguayan pesos for Messrs. de los Santos and Giménez. Base salaries that are paid in Argentine pesos or Uruguayan Pesos are disclosed above in U.S. dollars, in each case, at the average exchange rate for each month of the year ended December 31, 2025. Mr. Galperin’s base salary is calculated considering a fixed amount in Uruguayan Pesos and then converted into U.S. dollars at the exchange rate of the monthly payroll calculation date. Annual Bonuses in respect of fiscal year 2025 are paid in U.S. dollars for Mr. Galperin, in Argentine pesos for Messrs. Rabinovich and Szarfsztejn and in Uruguayan Pesos for Messrs. de los Santos and Giménez. Except for Mr. Galperin whose annual bonus is calculated considering a fixed amount in Uruguayan Pesos and then converted into U.S. dollars at the exchange rate of the payroll calculation date and then paid in U.S. dollars, annual bonuses are disclosed above in U.S. dollars in each case, at the average exchange rate for the month of December, 2025.
2.For a description of our LTRPs, as defined below, see “—Elements of Compensation—Long-Term Retention Programs” and “Other Compensation and benefits policies—Prior Long-Term Retention Programs” below. The amounts reported in this table include the total compensation actually paid in cash to named executive officers in accordance with the LTRPs for the fiscal year presented. LTRP awards are paid in U.S. dollars.
3.Refer to “Summary compensation table” for additional information.

MercadoLibre	2026 Proxy Statement	47

EXECUTIVE COMPENSATION
BASE SALARY
Base salaries for our named executive officers are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by the above peer companies for similar positions. Base salaries are reviewed at least annually for merit increases and cost of living adjustments, and adjusted from time to time to realign salaries with market levels based on the peer review and after taking into account individual responsibilities, performance and experience.
In reviewing base salaries for 2025, the compensation committee considered the comparative market data previously mentioned. The committee believes that each named executive officer’s salary level is appropriate in light of his roles and responsibilities within our Company.
ANNUAL BONUS
In addition to base salaries, each of our named executive officers is eligible to receive annual cash bonuses. The compensation committee uses annual cash bonuses to compensate named executive officers for achieving short-term financial and operational goals and, in the case of our named executive officers other than our president and chief executive officer, for achieving individual annual performance objectives during the preceding fiscal year. These objectives are generally established in the first half of the year and vary depending on the individual named executive officer, but relate generally to financial and operational targets as well as a cultural alignment assessment carried out by the chief executive officer for the rest of the named executive officers. If established objective thresholds for the annual consolidated corporate performance period are not met, the executive does not receive a bonus under our annual cash bonus program for the year. After the end of each fiscal year, our actual consolidated corporate performance is compared to the pre-determined objectives established by our board of directors during the prior year and an individual performance multiplier is applied to determine the annual cash bonus award payout.
For 2025, the compensation committee selected the following metrics as the consolidated corporate performance (the “Consolidated Performance”) measure:
■Net revenues and financial income, defined as our consolidated net revenues and financial income for 2025, excluding Venezuela net revenues and financial income. This metric is measured in constant dollars;
■Income from operations, defined as our consolidated income from operations in 2025. This metric is measured in constant dollars;
■Total payment volume - adjusted, defined as the dollar sum of all transactions paid for using Mercado Pago, including marketplace and non-marketplace transactions, excluding peer-to-peer transactions. This metric is measured in constant dollars; and
■Competitive NPS, which stands for Net Promoter Score and is defined as a metric of our Commerce and Fintech customers’ satisfaction, calculated as the percentage of promoters (customers who would likely recommend MercadoLibre) minus the percentage of detractors (customers who would not likely recommend MercadoLibre). This metric is measured by renowned independent market research consultants (Ipsos, Megaresearch and Netquest) through anonymous surveys that compare MercadoLibre with its main competitors in each country.
The Consolidated Performance measure is calculated as a weighted average of the metrics described above (as set forth below in “Weighting of 2025 Annual Bonus Performance Metrics”). The conversion from the local currency into U.S. dollars is done at the previous year’s applicable exchange rate, in order to mitigate the impact of fluctuations in local currencies on the Company’s operational performance.
The following changes were made between the 2024 and 2025 metrics:
■Net revenues and financial income and total payment volume - adjusted for 2025 are presented using constant dollars for all countries and no longer include deflationary adjustments for Argentina, due to the more stable macroeconomic context.
■Income from operations for 2025 is measured only considering constant dollar amounts, while for 2024 it was measured in constant dollars by applying the actual share of each country over total income from operations in absolute dollars with the aim of reducing Argentina dependency.

48	2026 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
Weighting of 2025 Annual Bonus Performance Metrics
The following table describes the components of each named executive officer’s 2025 annual bonus and the percentage weight of each element:

Consolidated Performance(1)	Marcos Galperin	Martín De Los Santos	Osvaldo Giménez	Daniel Rabinovich	Ariel Szarfsztejn

Net revenues and financial income	40%	40%	40%	40%	40%
Income from operations	35%	35%	35%	35%	35%
Total Payment Volume - adjusted	10%	10%	10%	10%	10%
Competitive NPS	15%	15%	15%	15%	15%
Overall Performance(2)	100%	100%	100%	100%	100%
Individual Performance Multiplier(3)
Above Expectations	1.5	1.5	1.5	1.5	1.5
Meet Expectations	1.0	1.0	1.0	1.0	1.0
Below Expectations	0.5	0.5	0.5	0.5	0.5
1.For additional information regarding the calculation of each metric, please refer to the explanation included above.
2.Overall Performance for our named executive officers is equal to the Weighted Average for the Consolidated Performance.
3.Individual Performance Multiplier is set as a multiplier for the annual bonus for each executive officer based on the qualitative assessment of individual performance for the 2025 fiscal year.
2025 ANNUAL BONUS PERFORMANCE RESULTS
The following table sets forth the target levels for the various performance metrics (the “Minimum Eligibility Conditions”) included in the Company performance goals for 2025 and actual performance realized against those targets:

Metrics	Metric Percentage Weight	2025 Actual (in MM)	2025 Target (in MM)	Minimum Achievement as Percentage of Target(2)	Actual % of Objective(3)

Consolidated Performance (1)
Net revenues and financial income	40%	31,655	29,985	84.6%	105.6%
Income from operations	35%	3,942	3,436	75.0%	120.0%
Total Payment Volume - adjusted	10%	312,496	296,195	83.2%	105.5%
Competitive NPS	15%	70.2%	70.7%	95.0%	99.0%
Weighted Average - Overall Performance				82.7%	109.6%
Individual Performance Multiplier(4)
Messrs. de los Santos, Rabinovich and Szarfsztejn					1.0
Messrs. Galperin and Giménez					1.5
1.For additional information regarding the calculation of each metric, please refer to the explanation included above.
2.The minimum weighted average as a percentage of target required to meet the Minimum Eligibility Conditions was set at 82.7%. The minimum achievement for Net revenues and financial income and Total Payment Volume was set as the midpoint between 2024 achievements and 2025 targets. The minimum achievement for Income from operations was set considering a maximum deviation of 1.5% of the Net revenues and financial income target that equals 75% accomplishment. For Competitive NPS, it was set considering a maximum deviation of 2 percentage points that equals 95% accomplishment and, additionally, each 1 percentage point deviation beyond the minimum (set in 2 percentage point) represents 5% accomplishment.
3.Percentage of target cannot be higher than 120% to limit the subsidy of over-performing to underperforming metrics. Weighted Average - Overall Performance cannot be higher than 110% and for payment purposes is capped at 100%.
4.Individual Performance Multiplier is set as a multiplier for the annual bonus for each executive officer based on the qualitative assessment of individual performance for the 2025 fiscal year.

MercadoLibre	2026 Proxy Statement	49

EXECUTIVE COMPENSATION
The formula for calculating the annual bonus payout is as follows:

Target Bonus	x	Consolidated Performance	x	Individual Performance Multiplier	=	Bonus Amount Payout

LONG-TERM RETENTION PROGRAMS
2025 Long-Term Retention Program
The compensation committee makes annual grants of long-term incentive awards to focus its executives on the Company’s long-term goals, in particular its share growth. The LTRP is designed to assist us in the retention of key employees that have valuable industry experience and developed competencies. Subject to continued employment through each payment date, the LTRP is paid as follows:
■a cash payment equal to 16.66% of half of each named executive officer’s 2025 LTRP bonus once a year for a period of six years, (the “Annual Fixed Payment”); and
■on each date the Company pays the Annual Fixed Payment to each named executive officer, such named executive officer will also receive a cash payment equal to the product of (i) 16.66% of half of the applicable 2025 LTRP bonus and (ii) the quotient of (a) the Applicable Year Stock Price (as defined below) over (b) $1,944.47, which represents the average closing price of our common stock on the NASDAQ Global Select Market during the final 60 trading days of 2024. For purposes of the 2025 LTRP, the “Applicable Year Stock Price” is the average closing price of our common stock on the NASDAQ Global Select Market during the final 60 trading days of the fiscal year preceding the fiscal year in which the applicable payment date occurs, for so long as our common stock is listed on the NASDAQ Global Select Market.
The following table sets forth the nominal target value of the 2025 LTRP bonus and the portion of the 2025 LTRP bonus paid out for 2025 for each named executive officer:

	Nominal Target Value of 2025 LTRP Bonus ($)(1)	Portion of 2025 LTRP Bonus Paid Out in Respect of 2025 ($)

Marcos Galperin	14,000,000	2,423,440
Martín de los Santos	3,000,000	519,309
Osvaldo Giménez	5,000,000	865,514
Daniel Rabinovich	5,000,000	865,514
Ariel Szarfsztejn	5,000,000	865,514
1.Target value is determined based on a range at each organizational level. For NEOs, the range is initially determined by the CEO and subsequently approved by the compensation committee (other than for the CEO’s bonus, which is determined solely by the compensation committee). The compensation committee has discretion to deviate from the range.

50	2026 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
OTHER COMPENSATION AND BENEFITS POLICIES
PRIOR LONG-TERM RETENTION PROGRAMS
Our prior LTRPs provide our named executive officers, along with other members of senior management, the opportunity to receive certain cash payments subject to achievement of the Minimum Eligibility Conditions. If the Minimum Eligibility Conditions are achieved, each named executive officer is generally eligible to receive a fixed payment, payable in equal annual installments over a 6 year period and a variable payment on the same payment schedule, whose amount fluctuates based on the ratio of our average stock price for a period of trading days over the average stock price for a period of trading days in the year the LTRP award was granted to the named executive officer, in each case, subject to continued employment.
EQUITY AWARDS
In 2019, our board amended and our stockholders approved the Amended and Restated 2009 Equity Compensation Plan. As of December 31, 2025, there were 988,833 shares of common stock available for issuance under the Amended and Restated 2009 Plan. As has been Company policy in recent years, management compensation is tied to capital markets performance through our LTRPs, and not through the issuance of stock. Consequently, no awards were granted to named executive officers under the Equity Plan in 2025. See “Director Compensation” for information about equity awards granted to our non-employee directors in 2025.

No awards were granted to named executive officers under the Equity Plan in 2025.

As such, the Company does not have practices or policies related to the timing of the issuance of equity awards outside of the annual granting of equity awards to non-employee directors shortly after the annual stockholders’ meeting. Neither the compensation committee nor the board have taken material nonpublic information into account when determining the possible timing and terms of any equity awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
OTHER COMPENSATION AND BENEFITS
We maintain broad-based benefits that are provided to certain full-time employees, including our named executive officers, including health insurance, extra vacation days, mobile telephones, executive education sponsorship programs, parking spaces and subsidized English, Spanish or Portuguese lessons. We also provide life insurance policies for our employees, including our named executive officers, and lend cars through our Eco Friendly Company car policy (MercadoLibre leases vehicles under this program to provide to certain employees).
TERMINATION AND CHANGE IN CONTROL ARRANGEMENTS
In line with local law and custom, our named executive officers may be entitled to severance pay in connection with certain terminations of employment. In addition, certain named executive officers may also receive benefits in the event of a change in control of our Company. For further information please see the discussion under “Potential Payments Upon Termination or Change in Control.”
LIFE INSURANCE AND RETIREMENT BENEFITS
We provide executive life insurance policies for Messrs. de los Santos, Giménez, Rabinovich and Szarfsztejn, providing for coverage of up to $1,132,000, and in the event of a named executive officer’s accidental death or disability an additional amount of $1,132,000 will be covered. We also provide a retirement benefit for Messrs. Rabinovich and Szarfsztejn, which consisted of monthly Company contributions equal to 11.5% of the named executive officer’s base salary plus annual bonus and are credited with interest at a minimum of 2% and an average annual rate equal to 7.37%.
CLAWBACK POLICY
In September 2023, the compensation committee approved the Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended, and the associated listing standards of the Nasdaq. Effective October 2, 2023, the Company is required to claw back erroneously awarded incentive-based compensation from current and former executive officers of the Company (“Covered Officers”) if the Company is required to prepare an accounting restatement. The recovery of such compensation under the Clawback Policy applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. The compensation committee will oversee the administration of the Clawback Policy. The foregoing summary of the Clawback Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Clawback Policy.

MercadoLibre	2026 Proxy Statement	51

EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
The compensation committee of the board as of the filing date of this Proxy Statement has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management and, based on such review and discussions, the compensation committee recommended to the board of directors that it be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as incorporated by reference from this proxy statement.
COMPENSATION COMMITTEE
Emiliano Calemzuk (Chairman)
Richard Sanders
Susan Segal
RELATIONSHIP OF COMPENSATION PRACTICES TO RISK MANAGEMENT
When structuring our overall compensation practices for our employees generally, consideration is given as to whether the structure creates incentives for risk-taking behavior and therefore impacts our risk management practices. Attention is given to the elements and the mix of pay as well as ensuring that employees’ awards align with stockholders’ value.
The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The compensation committee has assessed our compensation policies and practices for our employees in 2025 and has concluded that these policies and practices ensure appropriate levels of risk-taking, while avoiding unnecessary risks that could have a material adverse effect on our Company.
SUMMARY COMPENSATION TABLE
The following table sets forth compensation information for the years ended December 31, 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Non-Equity Incentive Compensation Plan ($)(3)		All Other Compensation ($)		Total ($)

Marcos Galperin President and Chief Executive Officer	2025	592,521	4,368,230	8,177,176	(4)	—		13,137,927
	2024	565,871	3,713,194	9,468,068		—		13,747,133
	2023	522,883	2,879,862	6,188,431		—		9,591,176
Martín de los Santos Executive Vice President and Chief Financial Officer	2025	565,111	791,667	1,518,377	(4)	3,260	(5)	2,878,415
	2024	537,466	598,258	1,533,387		3,396		2,672,507
	2023	511,299	431,591	1,189,617		3,396		2,135,903
Osvaldo Giménez Fintech President	2025	594,117	1,533,211	2,949,392	(4)	3,260	(6)	5,079,980
	2024	565,053	1,249,755	3,069,467		3,396		4,887,671
	2023	527,858	958,089	2,044,375		3,396		3,533,718
Daniel Rabinovich Executive Vice President and Chief Operating Officer	2025	574,051	1,482,834	2,745,529	(4)	84,517	(7)	4,886,931
	2024	558,473	1,198,999	2,942,720		74,724		4,774,916
	2023	558,511	948,377	1,863,338		64,334		3,434,560
Ariel Szarfsztejn Commerce President	2025	647,676	1,275,000	2,284,354	(4)	94,938	(8)	4,301,968
	2024	630,100	914,703	2,055,552		90,018		3,690,373
1.Base salaries in respect of fiscal year 2025 are paid in U.S dollars for Mr. Galperin, in Argentine pesos for Messrs. Rabinovich and Szarfsztejn and in Uruguayan pesos for Messrs. de los Santos and Giménez. Base salaries that are paid in Argentine pesos or Uruguayan pesos are disclosed above in U.S. dollars, in each case, at the average exchange rate for each month of the year ended December 31, 2025. Mr. Galperin’s base salary is calculated considering a fixed amount in Uruguayan pesos and then converted into U.S. dollars at the exchange rate of the monthly payroll calculation date.

52	2026 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
2.Includes the fixed portion of 2025, 2024, 2023, 2022, 2021 and 2020 LTRP bonus paid out in respect of 2025. LTRP awards were paid in U.S. dollars.
3.Includes annual bonus and the variable portion of LTRP bonus. Annual bonuses in respect of fiscal year 2025 are paid in U.S. dollars for Mr. Galperin, in Argentine pesos for Messrs. Rabinovich and Szarfsztejn and in Uruguayan pesos for Mr. de los Santos and Giménez. Except for Mr. Galperin, whose annual bonus is calculated considering a fixed amount in Uruguayan pesos and then converted into U.S. dollars at the exchange rate of the payroll calculation date and then paid in U.S. dollars, annual bonuses are disclosed above in U.S. dollars, in each case, at the average exchange rate for the month of December, 2025. LTRP bonus is paid in U.S. dollars.
4.Includes the variable portion of prior LTRPs paid in January 2026 and the variable portion of the 2025 LTRP earned by each executive officer in respect of 2025, as well as annual bonus amounts earned in respect of 2025 and paid in 2026 of $277,088, $181,880, $286,823, $158,258 and $178,555, for each of Mr. Galperin, Mr. de los Santos, Mr. Giménez, Mr. Rabinovich and Mr. Szarfsztejn, respectively.
5.Amount consists of our payment on behalf of Mr. de los Santos of $3,260 in life insurance premiums.
6.Amount consists of our payment on behalf of Mr. Giménez of $3,260 in life insurance premiums.
7.Amount consists of (i) our payment on behalf of Mr. Rabinovich of $3,260 in life insurance premiums and (ii) our contributions of $81,257 under the retirement benefit provided to Mr. Rabinovich.
8.Amount consists of (i) our payment on behalf of Mr. Szarfsztejn of $3,260 in life insurance premiums and (ii) our contributions of $91,678 under the retirement benefit provided to Mr. Szarfsztejn.
GRANTS OF PLAN-BASED AWARDS FOR 2025
The table below summarizes plan-based awards granted to our named executive officers in 2025.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards

Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)

Marcos Galperin		47,923	(1)	191,693	(1)	287,540	(1)
	April 14, 2025			7,000,000	(2)
Martín de los Santos		45,470	(1)	181,880	(1)	272,820	(1)
	April 14, 2025			1,500,000	(2)
Osvaldo Giménez		47,804	(1)	191,216	(1)	286,823	(1)
	April 14, 2025			2,500,000	(2)
Daniel Rabinovich		39,564	(1)	158,258	(1)	237,386	(1)
	April 14, 2025			2,500,000	(2)
Ariel Szarfsztejn		44,639	(1)	178,555	(1)	267,832	(1)
	April 14, 2025			2,500,000	(2)
1.Represents estimated future payouts for the 2025 annual bonus assuming (i) threshold performance (50% of the bonus target) against corporate goals and a below expectations individual performance multiplier, (ii) target performance (100% of the bonus target) against corporate goals and a meets expectations individual performance multiplier and (iii) maximum performance (with payment capped at 100% of the bonus target) against corporate goals and an above expectations individual performance multiplier, respectively. The actual cash bonuses earned in 2025 by our named executive officers have been determined and were paid in or about the first quarter of 2026. The amounts paid are included in the Summary Compensation Table under “Non-Equity Incentive Compensation Plan.”
2.Represents the variable portion of each named executive officer’s 2025 LTRP bonus. The maximum amount of the variable portion of each named executive officer’s 2025 LTRP bonus will depend on our stock price for the last 60 trading days of the applicable fiscal year. The fixed portions of the named executive officers’ 2025 LTRP bonus are included in the Summary Compensation Table under “Bonus.” See “—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Retention Programs – 2025 Long-Term Retention Program” for information regarding the terms of the 2025 LTRP bonus.

MercadoLibre	2026 Proxy Statement	53

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We may terminate a named executive officer’s employment in the event that we determine, in our sole discretion, that there is “just cause” (determined pursuant to, and in accordance with, local law). If we terminate a named executive officer’s employment for “just cause,” such named executive officer will not be entitled to receive any severance benefits, except for severance obligations mandated under the laws of the country where the named executive officer resides. If we terminate the named executive officer’s employment without “just cause,” such named executive officer shall be entitled to a lump sum severance payment in an amount equal to the severance obligations mandated under the laws of the country where the named executive officer resides.
In September of 2001, we implemented the 2001 Management Incentive Bonus Plan (the “Incentive Plan”). As established in the Incentive Plan, our chief executive officer established which officers would be eligible for the Incentive Plan. Pursuant to the Incentive Plan, in the event we are sold, the eligible officers, as a group, are entitled to receive a “sale bonus” and a “stay bonus.” If the purchase price is equal to or greater than $20,000,000 then the eligible officers as a group are entitled to receive (1) a sale bonus equal to 5.5% of the purchase price and (2) a stay bonus equal to 7.1% of the purchase price, subject in both cases to a maximum combined cap of $78,335,000. If the purchase price is less than $20,000,000, then the eligible officers, as a group, are entitled to receive the “stay bonus” only. The bonuses are divided between the eligible officers, including our named executive officers and others, according to the participation percentages established by our chief executive officer, in accordance with the Incentive Plan. All payments under the Incentive Plan would be made in a lump sum payment.
The following tables represent the payments due to each named executive officer in the event of (i) his termination without just cause, (ii) a change in control (as defined under the 2025 LTRP) or (iii) his termination without Cause or resignation for Good Reason (each as defined under the 2025 LTRP) within 120 days prior to or on or after a change in control, assuming such event occurred on December 31, 2025.
As defined under the 2025 LTRP, “Cause” means and includes (1) the executive officer’s material disregard of his responsibilities, authorities, powers, functions or duties or failure to act, (2) repeated or material negligence or misconduct by the executive officer in the performance of his duties, (3) appropriation (or attempted appropriation) of a business opportunity of the Company, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company, (4) the commission by the executive officer of any act of fraud, theft or financial dishonesty with respect to the Company, or any felony or criminal act involving moral turpitude or dishonesty on the part of the executive officer, (5) the executive officer’s habitual drunkenness or excessive absenteeism not related to sickness, and/or (6) the material breach by the executive officer of any provision of his employment agreement that is not cured by the executive officer within thirty (30) days after written notice of breach has been delivered to the executive officer by the Company, unless such breach is incapable of cure (in which case the executive officer shall not be entitled to an opportunity to cure), in each case of clauses (1) through (6) above, as determined by the board in good faith.
As defined under the 2025 LTRP, “Good Reason” means (1) a material diminution in the executive officer’s duties, functions and responsibilities to the Company without the executive officer’s consent or the Company preventing the executive officer from fulfilling or exercising the executive officer’s materials duties, functions and responsibilities to the Company without the executive officer’s consent; (2) a material reduction in the executive officer’s base salary or bonus opportunity or (3) a requirement that the executive officer relocate the executive officer’s employment more than fifty (50) miles from the location of the executive officer’s principal office without the consent of the executive officer. An executive officer’s resignation shall not be a resignation with Good Reason unless the executive officer gives the Company written notice (delivered within thirty (30) days after the executive officer knows of the event, action, etc. that the executive officer asserts constitutes Good Reason), the event, action, etc. that the executive officer asserts constitutes Good Reason is not cured, to the reasonable satisfaction of the executive officer, within thirty (30) days after such notice and the executive officer resigns effective not later than thirty (30) days after the expiration of such cure period.

54	2026 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
PAYMENTS DUE UPON TERMINATION WITHOUT CAUSE(1)

Name	Local Law Severance ($)

Marcos Galperin	532,212
Martín de los Santos	481,352
Osvaldo Giménez	513,777
Daniel Rabinovich	1,109,889
Ariel Szarfsztejn	582,816
1.Represents severance payable to the named executive officer as required under the local law of the country where the named executive officer resides.
PAYMENT UPON A CHANGE IN CONTROL(1)

Name	Non-Equity Incentive Plan Compensation ($)(2)

Marcos Galperin	16,281,337
Martín de los Santos	3,209,142
Osvaldo Giménez	5,819,949
Daniel Rabinovich	5,737,141
Ariel Szarfsztejn	5,425,108
1.Excludes any sale or stay bonuses payable under the Incentive Plan upon a sale of our Company, which bonus amounts are based on the purchased price in the event of a sale. See “—Potential Payments Upon Termination or Change in Control” for more information.
2.Represents 50% of the outstanding awards held by the named executive officers under the LTRPs. All outstanding awards payable in this case are based on the average closing price of our common stock during the final 60 trading days of 2025 and are payable as soon as practicable, but in no event more than 15 days, following the change in control.
PAYMENTS DUE UPON TERMINATION WITHOUT CAUSE OR RESIGNATION WITH GOOD REASON IN CONNECTION WITH A CHANGE IN CONTROL(1)

Name	Local Law Severance ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Total ($)

Marcos Galperin	532,212	32,562,673	33,094,885
Martín de los Santos	481,352	6,418,284	6,899,636
Osvaldo Giménez	513,777	11,639,897	12,153,674
Daniel Rabinovich	1,109,889	11,474,281	12,584,170
Ariel Szarfsztejn	582,816	10,850,215	11,433,031
1.Excludes any sale or stay bonuses payable under the Incentive Plan upon a sale of our Company, which bonus amounts are based on the purchase price in the event of a sale. See “—Potential Payments Upon Termination or Change in Control” for more information.
2.Represents severance payable to the named executive officer as required by local law solely in the event of a termination without Cause.
3.Represents 100% of all outstanding awards held by the named executive officers under the LTRPs. All outstanding awards payable in this case are based on the average closing price of our common stock during the final 60 trading days of 2025 and are payable in accordance with the ordinary payroll schedule or within 4 business days post termination.

MercadoLibre	2026 Proxy Statement	55

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON DEATH, DISABILITY OR RETIREMENT
Under the terms of the life insurance policies provided to our named executive officers, other than Mr. Galperin, in the event of the executive’s death (by natural causes) or disability, the executive or his or her beneficiary, as applicable, would be entitled to receive $1,132,000 in proceeds from the third-party issuer of the policy. If the named executive officer dies in an accident or suffers total and permanent disability, his or her beneficiary would be entitled to receive $2,264,000, payable by the third-party issuer of the policy, except for Mr. Galperin.
Under the terms of the retirement benefit provided to Mr. Rabinovich and Mr. Szarfsztejn, in the event of their retirement, each would be eligible to receive the amount accumulated with respect to the retirement benefit as of the date of retirement. Assuming each of Messrs. Rabinovich and Szarfsztejn retired as of the last business day of 2025, the estimated amount of the benefits each would receive under the terms of the retirement benefit are $510,363 for Mr. Rabinovich and $507,064 for Mr. Szarfsztejn. Mr. Gimenez no longer receives this retirement benefit, withdrew his existing account balance and consequently, as of December 31, 2025, there would be no retirement benefit remaining to be paid to him upon retirement.
ADDITIONAL OBLIGATIONS OF OUR NAMED EXECUTIVE OFFICERS
Pursuant to our Code, which is acknowledged by each of our named executive officers, during a named executive officer’s employment and for so long afterwards as any pertinent information remains confidential, such named executive officer will not use or disclose any confidential information. Our Code and Intellectual Property Policies further provide that all work product relating to our business belongs to us or our subsidiaries, and the named executive officer will promptly disclose such work product to us and provide reasonable assistance in connection with the defense of such work product.
Local law prevents our named executive officers from taking certain actions that may affect our interests, unless otherwise authorized by us. In addition, our named executive officers are subject to restrictions, both during and following employment, pursuant to the terms of our outstanding LTRPs. Specifically, in the event that (i) during a named executive officer’s employment, the named executive officer engages in business activity that could materially or adversely affect the Company’s business or his or her ability to perform his or her duties for the Company or (ii) during a named executive officer’s employment and for a period of one year after the end of the named executive officer’s employment, the named executive officer (a) directly or indirectly hires or solicits for hire any Company employee or attempts to influence any Company employee to leave their employment or (b) directly or indirectly competes with the Company, he or she will automatically forfeit any LTRP benefits received.
PAY RATIO DISCLOSURE
As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all our employees, other than Mr. Galperin, to the annual total compensation of Mr. Galperin, our chief executive officer during 2025. We identified the median employee by examining the 2025 annual total compensation, consisting of base salary, annual bonus and LTRPs, if applicable, for all individuals, excluding Mr. Galperin, who were employed by us on December 31, 2025. In order to calculate the compensation for our median employee, we converted local currency to U.S. dollars using the average exchange rate for the month of December 2025.

THE ANNUAL TOTAL COMPENSATION OF OUR CHIEF EXECUTIVE OFFICER FOR PURPOSE OF DETERMINING THE PAY RATIO WAS $13,137,927; AND THE ANNUAL TOTAL COMPENSATION OF OUR MEDIAN EMPLOYEE WAS $7,816

Based on this information, for 2025, the ratio of the annual total compensation of our chief executive officer, to the annual total compensation of our median employee was estimated to be 1,681 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC regulations and guidance based on our payroll and employment records. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

56	2026 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
SUPPLEMENTAL RATIO
We have calculated a supplemental ratio with the following differences from the aforementioned CEO pay ratio (which was calculated in accordance with the SEC’s rules):
The amount of LTRP to be paid is subject to the price of our common stock on the NASDAQ, which can result in significant variability in payout year over year. For purposes of the supplemental ratio, we have calculated the annual total compensation of our chief executive officer for 2025 using the target value of his 2025 LTRP award, which mitigates the effect of fluctuations in the price of our common stock.
In addition, for purposes of the supplemental ratio, in identifying our median employee for the purpose of calculating that employee’s annual total compensation, we excluded all of our service representatives, whose responsibilities could be outsourced and the number of whom increases year-over-year.
After making the above adjustments, the ratio of the annual total compensation of our chief executive officer to the annual total compensation of our median employee is estimated to be 366 to 1.
In addition, below is a chart comparing the most recent monthly minimum wage for a full-time employee in the main Latin American countries in which we operate, as reported by Mercer Human Resources, to an estimate of the current monthly minimum wage for a full-time employee in California based on the information provided by the U.S. Department of Labor.

MercadoLibre Main Locations	Monthly Minimum Wage in USD ($)

Brazil	302
Mexico	530
Argentina	230
Colombia	446
Chile	610
Uruguay	660
U.S. (California)	3,042
The monthly minimum wage of a full-time employee in the main Latin American countries in which we operate, which is substantially lower than the estimate of the monthly minimum wage for a full-time employee located in California, may be useful to consider when comparing our CEO pay ratio with that of public companies whose workforce is predominantly located in the United States.

MercadoLibre	2026 Proxy Statement	57

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the Pay Versus Performance disclosure that follows provides information about the relationship between Compensation Actually Paid (“CAP”) to our Principal Executive Officer (“PEO”) and non-PEO NEOs (“NEOs”) and the Company's performance. For further information regarding the Company´s pay-for-performance philosophy, refer to “Executive compensation program philosophy and objectives” included in the Compensation Discussion and Analysis section above.
PAY VERSUS PERFORMANCE TABLE

	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for NEOs ($)(2)	Average Compensation Actually Paid to NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions) ($)	Income from Operations (in millions of constant dollars) ($)(4)(5)(6)

Year					Total Stockholder Return ($)(3)	Peer Group Total Stockholder Return ($)(3)

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
2025	13,137,927	13,137,927	4,286,824	4,286,824	120	180	1,997	3,942
2024	13,747,133	13,747,133	4,006,367	4,006,367	102	150	1,911	4,765
2023	9,591,176	9,591,176	2,456,070	2,456,070	94	116	987	3,116
2022	8,270,567	8,270,567	2,521,291	2,521,291	51	81	482	1,126
2021	16,680,787	16,680,787	4,192,154	4,192,154	80	121	83	529
1.Mr. Galperin served as our PEO for the full year for each of 2025, 2024, 2023, 2022 and 2021.
2.For 2025 and 2024, our NEOs included Messrs. de los Santos, Giménez, Rabinovich and Szarfsztejn. For 2023, our NEOs included Messrs. de los Santos, Arnt, Giménez, Rabinovich and de la Serna. For 2022, our NEOs included Messrs. Arnt, Giménez, Rabinovich and de la Serna. For 2021, our NEOs included Messrs. Arnt, Giménez, Rabinovich and Passos Tolda.
3.The peer group total stockholder return set forth in this table utilizes the Nasdaq Composite Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2025. The comparison assumes $100 was invested in (a) for total stockholder return, the Company, and (b) for peer group total stockholder return, the Nasdaq Composite Index, in each case, (i) for 2021, over the one-year period from market close on December 31, 2020 through December 31, 2021, (ii) for 2022, over the two-year period from market close December 31, 2020 through December 31, 2022, (iii) for 2023, over the three-year period from market close December 31, 2020 through December 31, 2023, (iv) for 2024, over the four-year period from market close December 31, 2020 through December 31, 2024, (v) for 2025, over the five-year period from market close December 31, 2020 through December 31, 2025. Historical stock performance is not necessarily indicative of future stock performance.
4.The Company-selected measure is Income from operations. For each applicable year, Income from operations is defined as our income from operations for that year. This metric is measured in constant dollars. For information on how we compute this non-GAAP financial measure and a reconciliation to the most directly comparable financial measure prepared in accordance with GAAP, please refer to “Appendix: Reconciliation of Non- GAAP Financial Measure” in this proxy statement.
5.For 2021, 2022, 2023, 2024 and 2025, the most important metric in determining compensation actually paid to our named executive officers was our 60-day average TSR, as the amounts of the variable payments made under our LTRPs fluctuate based on the quotient of the average closing price of our common stock on the NASDAQ during the final 60 trading days of the fiscal year preceding the fiscal year in which the applicable payment date occurs over the average closing price of our common stock on the NASDAQ during the final 60 trading days of the fiscal year immediately preceding the fiscal year in which the applicable LTRP award was granted. Because the majority of our named executive officers’ compensation is paid through our LTRPs, our executives’ compensation actually paid is closely aligned with the returns of our stockholders. However, because TSR is already reported in the table, we have identified our Company-selected measure as income from operations.
6.The Company decided to reclassify and present certain financial results related to Mercado Pago’s activities from “Other income (expenses)” to “Net services revenues and financial income” and “Cost of net revenues and financial expenses” in the Statement of Income. Therefore, 2023 and 2022 balances have been recast for consistency with the current presentation. For further information, please refer to Note 2 – Summary of significant accounting policies – Change in the presentation of certain financial results and reclassification of prior year’s results, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

58	2026 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND NEOs COMPENSATION ACTUALLY PAID AND COMPANY TOTAL STOCKHOLDER RETURN (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our NEOs, and the Company’s cumulative TSR for the covered periods:

25
20
15
10
5
—
150
100
50
—
CAP
($ in millions)
Company TSR
(FY 2020 Indexed to $100)
17
4
80
8
3
51
10
2
94
14
4
102
13
4
120
2021
2022
2023
2024
2025
Fiscal Year
Compensation actually paid to PEO
Average compensation actually paid to NEOs
Company TSR

DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND NEOs COMPENSATION ACTUALLY PAID AND NET INCOME:
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our NEOs, and our Net Income for the covered periods:

CAP
($ in millions)
Net Income
($ in millions)
40
35
30
25
20
15
10
5
—
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
—
17
83
4
482
8
3
987
10
2
1,911
14
4
1,997
13
4
2021
2022
2023
2024
2025
Fiscal Year
Compensation actually paid to PEO
Average compensation actually paid to NEOs
Net Income

MercadoLibre	2026 Proxy Statement	59

EXECUTIVE COMPENSATION
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND NEOs COMPENSATION ACTUALLY PAID AND INCOME FROM OPERATIONS (IN CONSTANT DOLLARS)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our NEOs, and our Income from operations (in constant dollars) for the covered periods:

CAP
($ in millions)
25
20
15
10
5
—
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
—
Income from Operations
($ in millions - CC)
17
4
529
8
3
1,126
10
2
3,116
14
4
4,765
13
4
3,942
2021
2022
2023
2024
2025
Fiscal Year
Compensation actually paid to PEO
Average compensation actually paid to NEOs
Income from operations (in constant dollars)

Income from operations (in constant dollars) is a non-GAAP metric. For information on how we compute this non-GAAP financial measure and a reconciliation to the most directly comparable financial measure prepared in accordance with GAAP, please refer to “Appendix: Reconciliation of Non-GAAP Financial Measure” in this proxy statement.
DESCRIPTION OF RELATIONSHIP BETWEEN COMPANY TSR AND PEER GROUP TSR
The following chart compares our cumulative TSR over the covered periods to that of the Nasdaq Composite Index over the same period:

200
150
100
50
TSR
100
121
81
116
150
180
100
80
51
94
102
120
2020
2021
2022
2023
2024
2025
Fiscal Year
Company TSR
Peer Group TSR

60	2026 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
TABULAR LIST OF MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
The following table lists the three financial performance measures that Company considers represent the most important financial performance measures that we use to link compensation actually paid to our PEO and NEOs for fiscal year 2025 to our performance. The measures in this table are not ranked:
■60-day average TSR
■Income from operations (in millions of constant dollars)
■Net revenues and financial income (in millions of constant dollars)
The compensation committee did not consider the Pay versus Performance disclosure above in making its pay decisions for any of the years shown. The information in this “Pay versus Performance” section shall not be deemed to be incorporated by reference into any filing by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this section by reference in such filing.

MercadoLibre	2026 Proxy Statement	61

Proposal Two

ADVISORY

VOTE

TO APPROVE

THE COMPANY’S EXECUTIVE COMPENSATION
Section 14A of the Exchange Act added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Financial Reform Act”) provides our stockholders with an advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in this proxy statement.
As described in detail under “Executive Compensation,” our compensation program is designed to align the interests of management with those of our stockholders, apply a pay-for-performance philosophy and attract and retain top management talent. Our board believes that our current executive compensation program directly links executive compensation to our performance and properly aligns the interests of our named executive officers with those of our stockholders by:
■Having a significant portion of the compensation awarded under our 2025 executive compensation program be contingent upon Company performance;
■Having base salary represent a relatively small percentage of total direct compensation for our named executive officers; and
■Having components of our compensation, such as the LTRP, that align management interests with those of stockholders over the long-term.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR FISCAL YEAR 2025.

See the information set forth under “Executive Compensation” for more information on these elements of our executive compensation program.
For these reasons, our board strongly endorses our Company’s executive compensation program and recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the MercadoLibre, Inc. Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosure.”

62	2026 Proxy Statement	MercadoLibre

AUDIT

COMMITTEE REPORT

Pursuant to SEC rules for proxy statements, the audit committee of our board has prepared the following Audit Committee Report. The audit committee intends that this report clearly describe our current audit program, including the underlying philosophy and activities of the audit committee.
The audit committee of our board as of the filing date of this Proxy Statement is composed of Stelleo Passos Tolda (Chairman), Alejandro Nicolás Aguzin and Susan Segal, all of whom are independent under the Listing Rules of NASDAQ and the rules and regulations of the SEC applicable to audit committees. The audit committee operates under a charter, which is posted on our investor relations website and is annually reviewed by the board. This charter specifies the scope of the audit committee’s responsibilities and the manner in which it carries out those responsibilities.
The audit committee members do not serve as professional accountants or auditors. Management has the primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Management is also responsible for maintaining appropriate accounting and financial reporting principles and policies and the internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. In this context, the audit committee has reviewed and discussed with management the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.
The audit committee also has discussed with Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited (“EY”) the matters required to be discussed by the PCAOB Auditing Standard 1301, “Communications with Audit Committees,” as amended.
The audit committee has received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the audit committee concerning independence and has discussed with EY its independence.
Based on the audit committee’s review and discussions with management and EY described above, the audit committee recommended that our board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.
AUDIT COMMITTEE
Stelleo Passos Tolda, Chairman
Alejandro Nicolás Aguzin
Susan Segal

MercadoLibre	2026 Proxy Statement	63

Proposal Three

RATIFICATION

OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. In this capacity, our audit committee has appointed Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, (“EY”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and stockholders are being asked to ratify the selection at the 2026 Annual Meeting. Representatives of EY are expected to be present telephonically at the 2026 Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.
Although stockholder ratification is not required for the audit committee to appoint or retain EY as our independent registered public accounting firm, the audit committee believes that seeking stockholder ratification is consistent with best practices of corporate governance. Accordingly, our stockholders are being requested to ratify, confirm and approve the selection of EY as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements for the year ending December 31, 2026. If the stockholders do not ratify the selection of EY, the selection of the independent registered public accounting firm will be reconsidered by the audit committee; however, the audit committee may select EY notwithstanding the failure of the stockholders to ratify its selection. If the appointment of EY is ratified, the audit committee will continue to conduct an ongoing review of EY’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace EY at any time.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

The audit committee considers EY to be qualified to deliver independent auditing services to our Company due to, among other things, their depth of experience and resources, commitment to provide exceptional service, ability to handle transactional matters and location of key personnel.
EY has served as our independent registered public accounting firm since the fiscal year ended on December 31, 2022.

64	2026 Proxy Statement	MercadoLibre

PROPOSAL THREE
Auditor Independence
We have taken a number of steps to ensure the continued independence of our independent registered public accounting firm. Our independent registered public accounting firm reports directly to the audit committee, and we limit the use of our auditors for non-audit services.
Audit and Non-Audit Fees
The following is a description of the fees billed or expected to be billed to us by EY for 2025 and 2024 for the years ended December 31, 2025 and 2024, respectively:

	2025 ($)	2024 ($)

Audit Fees	12,685,108	12,016,368
Audit-Related Fees	1,096,622	997,423
Tax Fees	349,985	403,475
Total	14,131,715	13,417,266
AUDIT FEES
Audit fees represent the aggregate fees billed or expected to be billed to us by EY during the applicable fiscal year in connection with the annual audit of our consolidated financial statements, the audit of our internal control over financial reporting, the review of our interim financial statements and the review of our Annual Report on Form 10-K. Audit fees also include fees for services performed by EY during the applicable fiscal year that are closely related to the audit and in many cases could only be provided by our independent registered public accounting firm. Such services include consents related to SEC registration statements and certain reports relating to our regulatory filings.
AUDIT-RELATED FEES
Audit-related fees represent the aggregate fees billed or expected to be billed to us by EY during the applicable fiscal year for assurance and related services reasonably related to the performance of the audit of our annual financial statements for those years.
TAX FEES
Tax fees represent the aggregate fees billed or expected to be billed to us by EY during the applicable fiscal year for tax compliance, tax planning and tax advice.
ALL OTHER FEES
All other fees, if any, represent the aggregate fees billed or expected to be billed to us by EY for those permissible non-audit services that the audit committee believes are routine and recurring and would not impair the independence of the independent registered public accounting firm and are consistent with the SEC’s rules on auditor independence.

MercadoLibre	2026 Proxy Statement	65

PROPOSAL THREE
Audit Committee Pre-Approval Policy
The audit committee’s policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the audit committee. These services may include audit services and permissible audit-related services, tax services and other services. The term of any pre-approval is twelve months from the date of pre-approval, unless the audit committee specifically provides for a different period. Any audit or non-audit service fees that we may incur that fall outside the limits pre-approved by the audit committee for a particular service or category of services require separate and specific pre-approval by the audit committee prior to the performance of services. For each fiscal year, the audit committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax and other services. The audit committee may revise the list of pre-approved services from time to time. In all pre-approval instances, the audit committee will consider whether such services are consistent with the SEC rules on auditor independence.
All of the fees paid to the auditors during the years ended December 31, 2025 and 2024 described above were pre-approved by the audit committee in accordance with the audit committee pre-approval policy and before the auditors were engaged for the particular service.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

66	2026 Proxy Statement	MercadoLibre

ADDITIONAL

INFORMATION

ABOUT THE ANNUAL MEETING
1.Proxy Materials

Q	Why am I receiving these materials?

A
Our board of directors is providing these proxy materials to you in connection with our board’s solicitation of proxies for use at our 2026 Annual Meeting that will take place on June 9, 2026. Stockholders are invited to attend the 2026 Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Q	What information is contained in these materials?

A
The information included in this proxy statement relates to the proposals to be voted on at the 2026 Annual Meeting, the voting process, our corporate governance practices, the compensation of our directors and our named executive officers and certain other required information.

Q	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A
In accordance with SEC rules, we may furnish proxy materials, including this proxy statement and our 2025 Annual Report, which includes our audited consolidated financial statements for the year ended December 31, 2025, to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. On or about April 23, 2026, we first mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our 2025 Annual Report. The Notice of Internet Availability also instructs you on how to access your proxy card to vote through the Internet, by telephone or by mail. You will not receive printed copies of the proxy materials unless you request them. If you would like to receive a paper or electronic copy of our proxy materials, including a copy of our 2025 Annual Report, you should follow the instructions in the Notice of Internet Availability for requesting these materials.

Q	How do I get electronic access to the proxy materials?

A
The Notice of Internet Availability will provide you with instructions regarding how to:
■access and review our proxy materials for the 2026 Annual Meeting on the Internet; and
■instruct us to send our future proxy materials to you electronically by e-mail.
Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

MercadoLibre	2026 Proxy Statement	67

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING
2.Multiple Stockholders Sharing the Same Mailing Address or “Householding”

Q	If stockholders share the same address, do they receive single or multiple copies of proxy materials?

A
We use “householding” rules, as permitted by the SEC, to deliver only one set of proxy materials (the notice of Internet availability of proxy materials or, for shareholders who receive a paper copy of proxy materials in the mail, a single copy of our 2025 Annual Report and this proxy statement) to stockholders who share the same address, unless we receive contrary instructions from one or more stockholders at that address. Each stockholder receives a separate proxy card. We will promptly deliver a separate set of proxy materials upon written or oral request, as noted below.

Q	How do I revoke my consent to the householding program?

A
Your consent will continue for as long as you remain a stockholder of the Company, unless you revoke it, which you may do at any time. To revoke your consent to householding, please contact Broadridge Investor Communications Solutions, Inc. either by calling (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, we will begin sending separate copies within 30 days of receiving your revocation.

Q	How do I obtain a separate or single set of proxy materials at no cost?

A
If you wish to receive separate copies of the proxy materials, or if you are receiving multiple copies and would like to receive only one copy for your household, please write to us at WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300 or at https://investor.mercadolibre.com/contact.

3.Proposals

Q	What proposals will be voted on at the 2026 Annual Meeting?

A
There are three proposals scheduled for a vote at the 2026 Annual Meeting:
■the election of the nominees for Class I directors, recommended by our board, each to serve until the 2029 Annual Meeting of Stockholders, or until such time as their respective successors are elected and qualified;
■the approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2025; and
■the ratification of the appointment of Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Q	What are our board’s voting recommendations?

A
Our board recommends that you vote your shares:
■  “FOR” the election of the nominees for Class I directors, recommended by our board, each to serve until the 2029 Annual Meetings of Stockholders, or until such time as their respective successors are elected and qualified;
■ “FOR” the approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2025; and
■  “FOR” the ratification of the appointment of Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

68	2026 Proxy Statement	MercadoLibre

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING
3.Voting Mechanics

Q	How many shares are entitled to vote?

A
Each share of our common stock outstanding as of the close of business on April 14, 2026, the record date, is entitled to one vote at the 2026 Annual Meeting. At the close of business on April 14, 2026, 50,697,182 shares of our common stock were outstanding and entitled to vote. You may vote all of the shares owned by you as of the close of business on the record date and each share of common stock held by you on the record date represents one vote. These shares include shares that are (1) held of record directly in your name and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A
Most stockholders of MercadoLibre hold their shares beneficially through a stockbroker, bank or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:
■Shares held of record
If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us. If you requested to receive printed proxy materials, we have enclosed or sent a proxy card for you to use. Each stockholder of record is entitled to vote by proxy as described in the Notice of Internet Availability and below.
■Shares held in brokerage account or by a bank
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares in your account.

Q	Can I attend the 2026 Annual Meeting?

A
Any stockholder of record or a beneficial owner at the close of business on April 14, 2026 can attend the 2026 Annual Meeting via the Internet at www.virtualshareholdermeeting.com/MELI2026. We encourage you to access the 2026 Annual Meeting prior to its start time. Online check-in will start approximately 15 minutes before the 2026 Annual Meeting on June 9, 2026. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.
Stockholders who log in via the virtual meeting website at www.virtualshareholdermeeting.com/MELI2026 using their 16-digit control number will have the ability to listen, vote and submit questions during the virtual 2026 Annual Meeting. Your 16-digit control number can be found in the box marked by the arrow for postal mail recipients of the notice, the voting instruction form, or the proxy card, or within the body of the email for electronic delivery recipients, at www.virtualshareholdermeeting.com/MELI2026. As part of the 2026 Annual Meeting, we will hold a live Q&A session, during which we will answer questions as they come in, as time permits. Questions that are substantially similar may be grouped and answered once to avoid repetition, and questions that are determined to be irrelevant or inappropriate will not be addressed.
Stockholders without a control number may attend and listen to the virtual 2026 Annual Meeting of Stockholders as a guest, but will not have the ability to vote, ask questions or otherwise participate in the 2026 Annual Meeting.

MercadoLibre	2026 Proxy Statement	69

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING

Q	How can I vote my shares?

A
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote as follows:
■If you are a stockholder of record, you may vote by proxy over the Internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. You may also attend the Annual Meeting at 11:00 a.m., Eastern Time, on June 9, 2026 via the Internet at www.virtualshareholdermeeting.com/MELI2026 and vote during the Annual Meeting using the 16-digit control number we have provided to you.
■If you hold shares beneficially in street name, you may also vote by proxy over the Internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you can also vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.
Under Delaware law, votes cast by Internet or telephone have the same effect as votes cast by submitting a written proxy card.

Q	Can I change my vote or revoke my proxy?

A
If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the 2026 Annual Meeting. Proxies may be revoked by any of the following actions:
■filing a timely written notice of revocation with our Corporate Secretary at our principal executive office (WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300);
■granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method); or
■attending the 2026 Annual Meeting online and voting via the Internet using the control number we have provided to you (attendance at the meeting will not, by itself, revoke a proxy).
If your shares are held through a brokerage account or by a bank or other nominee, you may change your vote by:
■submitting new voting instructions to your broker, bank or nominee following the instructions they provided; or
■if you have obtained a legal proxy from your broker, bank or nominee giving you the right to vote your shares, by attending the 2026 Annual Meeting and voting via the Internet using the control number we have provided to you (attendance at the meeting will not, by itself, revoke a proxy).

70	2026 Proxy Statement	MercadoLibre

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING

Q	How are votes counted?

A
Election of the nominees for Class I Directors. In the election of the nominees for Class I directors, you may vote “for” any or all of the nominees for Class I directors or you may “withhold” your vote with respect to any or all of the nominees for Class I directors. Only votes “for” will be counted in determining whether a plurality has been cast in favor of a nominee for Class I directors.
Advisory Vote to Approve our Named Executive Officers’ Compensation for 2025. In the approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2025, you may vote “for,” “against” or “abstain.”
Ratification of Appointment of Independent Auditor. In the proposal to ratify the appointment of our independent registered public accounting firm for 2026, you may vote “for,” “against” or “abstain.”
No cumulative voting rights are authorized, and dissenter’s rights are not applicable to these matters.
If you sign and return your proxy card or broker voting instruction card without giving specific voting instructions, your shares will be voted “FOR” the election of the nominees for Class I directors recommended by our board and named in this proxy statement, “FOR” approval of the compensation of our named executive officers, “FOR” the ratification of the approval of our independent auditors, and at the discretion of the proxies in any other matters properly brought before the 2026 Annual Meeting.
If you are a beneficial holder and do not return a voting instruction card, your broker is only authorized to vote on the ratification of the approval of our independent auditors.

Q	Who will count the votes?

A	A representative of Broadridge will tabulate the votes at the 2026 Annual Meeting and act as the inspector of elections.

Q	Who will bear the cost of soliciting votes for the 2026 Annual Meeting?

A
We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

4.Quorum and Voting Requirements

Q	What is the quorum requirement for the 2026 Annual Meeting?

A
The quorum requirement for holding the 2026 Annual Meeting and transacting business is a majority of the outstanding shares entitled to vote. The shares may be present in person or represented by proxy at the 2026 Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

MercadoLibre	2026 Proxy Statement	71

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING

Q	What are broker non-votes and what effect do they have on the proposals?

A
Generally, broker non-votes occur when shares held by a broker, bank or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker, bank or other nominee has not received voting instructions from the beneficial owner and (2) the broker, bank or other nominee lacks discretionary voting power to vote those shares. A broker, bank or other nominee is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, but is not entitled to vote shares held for a beneficial owner on any non-routine matter without instruction from the beneficial owner. The ratification of the appointment of our independent registered public accounting firm is considered to be a routine matter for which brokers, banks or other nominees holding shares in street name may exercise discretionary voting power in the absence of voting instructions from the beneficial owner. As a result, broker non-votes will not arise in connection with, and thus will have no effect on, this proposal.
Unlike the proposal to ratify the appointment of our independent auditors, the election of directors and the advisory vote on our named executive officers’ compensation for fiscal year 2025 are each considered a “non-routine” matter. As a result, brokers, banks or other nominees holding shares in street name that have not received voting instructions from their clients cannot vote on their clients’ behalf on these proposals. Therefore, it is very important that you provide your broker, bank or other nominee who is holding your shares in street name with voting instructions with respect to these proposals in one of the manners set forth in this proxy statement. Under Delaware law, broker non-votes that arise in connection with the election of directors or the advisory vote on our named executive officers’ compensation for fiscal year 2025 will have no effect on these proposals.

Q	What is the voting requirement to approve each of the proposals and the effect, if any, of each vote?

A
The following table describes the proposals to be considered at the 2026 Annual Meeting of Stockholders, the vote required to elect directors and to adopt each of the other proposals, and the manner in which votes will be counted:

	Proposal		Vote Required	Effect of Abstentions	Effect of Broker Non-Votes

		Election of the nominees for Class I Directors.	Plurality of votes cast	No effect(1)	No effect
1

		Approval, on an advisory basis, of the compensation of our Named Executive Officers for fiscal year 2025.	Majority of shares present and entitled to vote thereon	Same as vote against	No effect
2

		Ratification of the appointment of Independent Auditor.	Majority of shares present and entitled to vote thereon	Same as vote against	No effect; Brokers have discretion to vote
3

1.A vote to “Withhold” will not have any effect on the election. Stockholders do not have the option to “Abstain” from voting on the proposal for election of the nominees for Class I Directors.
5.Voting Results

Q	Where can I find the voting results of the 2026 Annual Meeting?

A
We will announce final voting results in a current report on Form 8-K that will be filed with the SEC within four business days after the 2026 Annual Meeting and that will also be available on our investor relations website.

72	2026 Proxy Statement	MercadoLibre

APPENDIX:

RECONCILIATION OF

NON-GAAP FINANCIAL MEASURE
This proxy statement contains a non-GAAP measure of financial performance. This non-GAAP measure is non-GAAP Income from operations (in constant dollars).
This non-GAAP measure should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP and may be different from Income from operations (in constant dollars) non-GAAP measure used by other companies. In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles. Income from operations (in constant dollars) non-GAAP measure has limitations in that it does not reflect the impact of foreign exchange as required by U.S. GAAP.
We believe that FX neutral measures provide useful information to both management and investors by excluding the foreign currency exchange rate impact that may not be indicative of our core operating results and business outlook.
The non-GAAP Income from operations (in constant dollars) for 2025, 2024 and 2023 was calculated by using the average monthly exchange rates for each month during 2024, 2023 and 2022, respectively, and applying them to the corresponding months in 2025, 2024 and 2023, so as to calculate what our income from operations would have been had exchange rates remained stable from one year to the next. The table below excludes intercompany allocation FX effects. Finally, these measures do not include any other macroeconomic effect such as local currency inflation effects, the impact on impairment calculations or any price adjustment to compensate for local currency inflation or devaluations.
Reconciliation of this non-GAAP financial measure to the most comparable U.S. GAAP financial measure can be found in the table below.

	Year Ended December 31,

	2025 ($ in millions)	2024 ($ in millions)	2023(1) ($ in millions)

Income from operations	3,201	2,631	2,207
FX Neutral effect	741	2,134	909
Income from operations (in constant dollars)	3,942	4,765	3,116
1.The Company decided to reclassify and present certain financial results related to Mercado Pago’s activities from “Other income (expenses)” to “Net services revenues and financial income” and “Cost of net revenues and financial expenses” in the Statement of Income. Therefore, 2023 balances have been recast for consistency with current presentation. For further information, please refer to Note 2 - Summary of significant accounting policies - Change in the presentation of certain financial results and reclassification of prior years results, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

MercadoLibre	2026 Proxy Statement	73

HEADQUARTERS

INFORMATION

Our headquarters are located at WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300 and the telephone number at that location is +(598) 2-927–2770.

STOCKHOLDER	PROPOSALS	FOR

2027 ANNUAL MEETING
A stockholder may present proper proposals for inclusion in our proxy statement and for consideration at the 2027 Annual Meeting of Stockholders by submitting their proposals in writing to us in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 24, 2026; provided, however, that in the event that we hold our 2027 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2026 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible quarterly report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
MercadoLibre, Inc.
Attn: Corporate Secretary
WTC Free Zone Dr. Luis
Bonavita 1294, Of. 1733,
Tower II Montevideo,
Uruguay, 11300
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders or nominate persons for election to our board at our annual meeting but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting (or any supplement thereto) given by or at the direction of the chairman of the board or our board of directors, (2) otherwise properly brought before the meeting by the chairperson or by or at the direction of a majority of our board of directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws.

74	2026 Proxy Statement	MercadoLibre

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING
To be timely, our Corporate Secretary must receive the written notice at our principal executive offices not earlier than 90 days and not later than 60 days before the anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting of stockholders (i.e. between January 23, 2027 (inclusive) and February 22, 2027 (inclusive) for our 2027 Annual Meeting of Stockholders). However, in the event that the date of the 2027 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2026 Annual Meeting, in order to be timely, a proposal or nomination by the stockholder must be delivered not later than the later of (i) 90 days before the 2027 Annual Meeting of Stockholders or (ii) 10 days following the day on which public announcement of the date of such meeting is first made. The notice must contain the information required by our bylaws and satisfy the other requirements with respect to such proposals and nominations contained in our bylaws and satisfy the other requirements with respect to such proposals and nominations contained in our bylaws. In addition to satisfying the requirements set forth in our Bylaws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than February 22, 2027, and comply with the additional requirements of Rule 14a-19(b). If a stockholder fails to meet the deadlines in Rule 14a-8 and our bylaws or fails to comply with SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal. Our bylaws were filed with the SEC as an exhibit to our registration statement on Form S-1 on May 11, 2007, which can be viewed by visiting our investor relations website and may also be obtained by writing to our Corporate Secretary at our principal executive office (WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300).
By order of the board of directors,
Marcos Galperin
Executive Chairman of the Board
April 23, 2026
Montevideo, Uruguay

MercadoLibre	2026 Proxy Statement	75

MERCADOLIBRE, INC.
1106 S FOSTER RD BUILDING 3 STE# 100
CHINA GROVE, TEXAS 78263
UNITED STATES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MELI2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95359-P50181

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MERCADOLIBRE, INC.

The Board of Directors recommends you vote FOR the following director nominees named below:

1. Election of Directors

Class I Nominees:	**For**	**Withhold**
1a. Susan Segal	☐	☐
1b. Stelleo Passos Tolda	☐	☐
1c. Alejandro Nicolás Aguzin	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. To approve, on an advisory basis, the compensation of our named executive officers for fiscal year 2025.	☐	☐	☐
3. To ratify the appointment of Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 9, 2026:
The 2025 Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V95360-P50181

MERCADOLIBRE, INC.
Annual Meeting of Stockholders
June 9, 2026 11:00 a.m.
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Ariel Szarfsztejn, Martín de los Santos and Jacobo Cohen Imach, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MERCADOLIBRE, INC. that the stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Time, on June 9, 2026 and can be accessed by visiting **www.virtualshareholdermeeting.com/MELI2026** and any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A NOMINEE OR PROPOSAL, THE PROXIES WILL VOTE (AND ANY VOTING INSTRUCTIONS TO RECORD HOLDERS WILL BE GIVEN) "FOR" ALL NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3 AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

Continued and to be signed on reverse side